UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 29*

Date of reporting period: February 29, 2024

*This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 29.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
February 29, 2024
MFS®  Diversified
Income Fund
DIF-ANN

MFS® Diversified
Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 10 yr Future - JUN 2024	3.6%
Equinix, Inc., REIT	1.3%
Prologis, Inc., REIT	1.3%
U.S. Treasury Note 2 yr Future - JUN 2024	1.0%
UMBS, TBA, 2.5%, 30 year (h)	0.9%
Sun Communities, Inc., REIT	0.8%
U.S. Treasury Notes, 2.25%, 3/31/2024	0.8%
UMBS, TBA, 2.0%, 30 year (h)	0.7%
U.S. Treasury Ultra Bond 30 yr Future - JUN 2024	0.6%
U.S. Treasury Ultra Note 10 yr Future - JUN 2024	(1.8)%
GICS equity sectors (g)(i)
Real Estate	11.6%
Health Care	3.8%
Consumer Staples	2.9%
Financials	2.9%
Energy	2.0%
Industrials	1.5%
Information Technology	1.4%
Materials	1.3%
Communication Services	1.3%
Consumer Discretionary	1.1%
Utilities	0.6%
Convertible Debt	0.1%
Equity Warrants (o)	0.0%
Index Options (o)	(0.0)%
Fixed income sectors (i)
High Yield Corporates	21.1%
Emerging Markets Bonds	15.3%
Investment Grade Corporates	14.6%
U.S. Treasury Securities	8.9%
Mortgage-Backed Securities	8.3%
Asset-Backed Securities	0.6%
Collateralized Debt Obligations	0.5%
Commercial Mortgage-Backed Securities	0.4%
Non-U.S. Government Bonds	0.4%
Residential Mortgage-Backed Securities	0.2%
Municipal Bonds	0.1%
U.S. Government Agencies (o)	0.0%

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	1.6%
AA	1.6%
A	7.8%
BBB	11.1%
BB	14.5%
B	12.0%
CCC	4.0%
CC	0.1%
C (o)	0.0%
D	0.3%
U.S. Governments	5.7%
Federal Agency	8.3%
Not Rated	3.4%
Non-Fixed Income	30.5%
Cash & Cash Equivalents	2.3%
Other	(3.2)%
Issuer country weightings (i)(x)
United States	67.4%
Canada	2.9%
United Kingdom	2.5%
France	1.8%
Japan	1.6%
Mexico	1.5%
Brazil	1.2%
Switzerland	1.1%
Italy	1.0%
Other Countries	19.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives.
The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(h)	UMBS may include both Fannie Mae and Freddie Mac securities.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 29, 2024.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
For the twelve months ended February 29, 2024, Class A shares of the fund provided a total return of 7.40%, at net asset value. This compares with a return of 30.45% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index) generated a return of 8.41% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using tools aimed at safeguarding the stability of the financial system to keep banking systems liquid as banks grappled with exposures to commercial real estate. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk as near-term recession risks diminished. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, the fund’s overweight position in U.S. government debt, and its underweight allocations to both the global high dividend equity and corporate high yield bond segments detracted from performance relative to the Blended Index. On the positive side, favorable security selection within the REITS and investment grade corporate bond segments contributed to the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Robert Almeida, Neeraj Arora, David Cole, Rick Gable, Alexander Mackey, John Mitchell, Matt Ryan, Jonathan Sage, Geoffrey Schechter, Michael Skatrud, and Jake Stone
Note to Shareholders: Effective May 31, 2023, Jake Stone was added as a Portfolio Manager of the fund. Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 2/29/24
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 2/29/24
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	5/26/2006	7.40%	3.08%	3.95%
C	5/26/2006	6.70%	2.31%	3.18%
I	5/26/2006	7.67%	3.34%	4.21%
R1	7/01/2008	6.61%	2.31%	3.17%
R2	7/01/2008	7.14%	2.83%	3.70%
R3	7/01/2008	7.49%	3.08%	3.96%
R4	7/01/2008	7.67%	3.32%	4.21%
R6	7/02/2012	7.77%	3.43%	4.30%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)	30.45%	14.76%	12.70%
MFS Diversified Income Fund Blended Index (f)(w)	8.41%	3.56%	4.19%
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	11.01%	4.14%	4.34%
Bloomberg U.S. Credit Index (f)	5.70%	1.63%	2.38%
Bloomberg U.S. Government/Mortgage Index (f)	2.31%	0.01%	0.98%
JPMorgan Emerging Markets Bond Index Global Diversified (f)	10.05%	0.58%	2.98%
MSCI All Country World High Dividend Yield Index (net div) (f)	10.96%	6.24%	5.47%
MSCI US REIT Index (net div) (f)	4.21%	3.21%	5.11%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	2.84%	2.19%	3.50%
C With CDSC (1% for 12 months) (v)	5.70%	2.31%	3.18%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

2/29/24
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index	25%
Bloomberg U.S. Credit Index	15%
Bloomberg U.S. Government/Mortgage Index	10%
JPMorgan Emerging Markets Bond Index Global Diversified	15%
MSCI All Country World High Dividend Yield Index (net div)	20%
MSCI US REIT Index (net div)	15%
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
JPMorgan Emerging Markets Bond Index Global Diversified – tracks the total returns of USD-denominated debt instruments issued by emerging markets, sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index, which is a uniquely-weighted version of the EMBI Global Index, limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.
MSCI All Country World High Dividend Yield Index(e) (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.
MSCI US REIT Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2023 through February 29, 2024
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/23	Ending Account Value 2/29/24	Expenses Paid During Period (p) 9/01/23-2/29/24
A	Actual	0.89%	$1,000.00	$1,052.55	$4.54
	Hypothetical (h)	0.89%	$1,000.00	$1,020.44	$4.47
C	Actual	1.64%	$1,000.00	$1,049.56	$8.36
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
I	Actual	0.64%	$1,000.00	$1,054.77	$3.27
	Hypothetical (h)	0.64%	$1,000.00	$1,021.68	$3.22
R1	Actual	1.64%	$1,000.00	$1,048.68	$8.35
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
R2	Actual	1.14%	$1,000.00	$1,052.16	$5.82
	Hypothetical (h)	1.14%	$1,000.00	$1,019.19	$5.72
R3	Actual	0.89%	$1,000.00	$1,053.44	$4.54
	Hypothetical (h)	0.89%	$1,000.00	$1,020.44	$4.47
R4	Actual	0.64%	$1,000.00	$1,053.86	$3.27
	Hypothetical (h)	0.64%	$1,000.00	$1,021.68	$3.22
R6	Actual	0.55%	$1,000.00	$1,054.33	$2.81
	Hypothetical (h)	0.55%	$1,000.00	$1,022.13	$2.77
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
2/29/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 44.5%
Aerospace & Defense – 0.3%
Boeing Co., 2.196%, 2/04/2026	$920,000	$863,075
Boeing Co., 5.15%, 5/01/2030	529,000	520,148
Boeing Co., 5.805%, 5/01/2050	2,506,000	2,415,484
General Dynamics Corp., 3.625%, 4/01/2030	1,362,000	1,272,239
L3 Harris Technologies, Inc., 5.4%, 1/15/2027	1,615,000	1,625,048
L3 Harris Technologies, Inc., 5.4%, 7/31/2033	892,000	892,631
		$7,588,625
Apparel Manufacturers – 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$667,000	$633,979
Tapestry, Inc., 3.05%, 3/15/2032	553,000	448,093
		$1,082,072
Asset-Backed & Securitized – 1.6%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.016%, 11/15/2054 (i)	$6,455,694	$307,265
ACREC 2021-FL1 Ltd., “A”, FLR, 6.586% ((SOFR - 1mo. + 0.11448%) + 1.15%), 10/16/2036 (n)	1,023,925	1,017,413
ACREC 2023-FL2 LLC, “A”, FLR, 7.548% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	888,988	890,282
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)	426,000	425,803
Arbor Realty Trust, Inc., CLO, 2021-FL1, “A”, FLR, 6.402% ((SOFR - 1mo. + 0.11448%) + 0.97%), 12/15/2035 (n)	570,808	568,604
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.932% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	998,500	973,043
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 7.132% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	484,000	476,728
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.974% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	946,500	929,482
AREIT 2023-CRE8 Trust LLC, “A”, FLR, 7.432% (SOFR - 1mo. + 2.1118%), 8/17/2041 (n)	474,249	472,911
ARI Fleet Lease Trust, 2023-A, “A2”, 5.41%, 2/17/2032 (n)	436,180	435,132
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	300,093	302,278
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.606%, 2/15/2054 (i)	3,498,338	276,313
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.461%, 12/15/2055 (i)	4,279,037	152,541
BDS 2021-FL7 Ltd., “B”, FLR, 6.934% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	431,500	422,971

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.146%, 3/15/2054 (i)	$6,674,107	$343,428
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.884%, 6/15/2054 (i)	6,498,842	278,542
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.259%, 7/15/2054 (i)	7,555,195	451,830
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.639%, 7/15/2055 (i)	6,962,076	309,164
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.363%, 7/15/2056	176,194	184,014
Bridgecrest Lending Auto Securitization Trust, 2023-1, “A2”, 6.34%, 7/15/2026	455,000	455,718
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	509,821	491,313
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 6.425% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	1,068,425	1,070,451
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.857%, 12/15/2072 (i)(n)	9,323,205	346,737
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.772%, 4/15/2054 (i)	4,807,024	178,916
Commercial Mortgage Pass-Through Certificates, 2022-BN43, “XA”, 0.895%, 8/15/2055 (i)	7,948,244	450,424
CPS Auto Trust, 2019-D, “E”, 3.86%, 10/15/2025 (n)	642,594	640,560
Dell Equipment Finance Trust, 2023-1, “A2”, 5.65%, 9/22/2028 (n)	638,680	638,646
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	534,000	536,083
Dryden Senior Loan Fund, 2022-113A, “A1R”, CLO, FLR, 6.948% (SOFR - 3mo. + 1.63%), 10/20/2035 (n)	2,500,000	2,505,692
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	246,034	245,608
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	680,801	681,129
Exeter Automobile Receivables Trust, 2023-3A, “A2”, 6.11%, 9/15/2025	290,134	290,318
Flagship Credit Auto Trust, 2019-3, “D”, 2.86%, 12/15/2025 (n)	265,683	263,088
GLS Auto Select Receivables Trust, 2023-1A, “A2”, 6.27%, 8/16/2027 (n)	613,869	616,439
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	492,872	496,473
KREF 2018-FT1 Ltd., “A”, FLR, 6.506% ((SOFR - 1mo. + 0.11448%) + 1.07%), 2/15/2039 (n)	478,500	469,257
KREF 2018-FT1 Ltd., “AS”, FLR, 6.736% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	526,000	506,574

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	$194,310	$193,798
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	175,729	175,641
LAD Auto Receivables Trust, 2023-2A, “A2”, 5.93%, 6/15/2027 (n)	942,385	943,454
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.182% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	750,000	740,294
MF1 2020-FL4 Ltd., “A”, FLR, 7.132% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2035 (n)	708,869	708,764
MF1 2021-FL5 Ltd., “AS”, FLR, 6.632% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	985,000	967,907
MF1 2021-FL5 Ltd., “B”, FLR, 6.882% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	1,241,000	1,218,947
MF1 2022-FL8 Ltd., “A”, FLR, 6.666% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	1,430,921	1,421,833
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.806%, 12/15/2051 (i)	9,003,754	284,655
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.289%, 5/15/2054 (i)	2,684,575	158,753
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	393,000	395,175
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	218,000	218,715
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	745,338	743,732
OBX Trust, 2024-NQM2, “A1”, 5.878%, 12/25/2063 (n)	801,864	799,144
OBX Trust, 2024-NQM3, “A1”, 6.129%, 12/25/2063 (n)	524,063	523,449
Onslow Bay Financial LLC OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	106,839	106,670
PFP III 2021-8 Ltd., “A”, FLR, 6.435% ((SOFR - 1mo. + 0.11448%) + 1%), 8/09/2037 (n)	269,934	267,707
PFP III 2021-8 Ltd., “AS”, FLR, 6.685% ((SOFR - 1mo. + 0.11448%) + 1.25%), 8/09/2037 (n)	1,010,000	980,991
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	208,000	206,505
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.435% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038 (z)	167,865	167,161
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.635% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (z)	248,986	246,841
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.935% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (z)	109,000	106,324
Santander Drive Auto Receivables Trust, 2024-1, “A2”, 5.71%, 2/16/2027	385,000	385,126
SBNA Auto Lease Trust, 2023-A, “A2”, 6.27%, 4/20/2026 (n)	810,000	814,423

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)	$448,000	$447,703
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	792,516	791,535
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	980,489	975,282
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	273,999	272,002
Virginia Power Fuel Securitization LLC, 5.088%, 5/01/2027	471,000	469,303
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.934%, 1/15/2052 (i)(n)	5,107,064	175,632
Westlake Automobile Receivables Trust, 2022-3A, “A2”, 5.24%, 7/15/2025 (n)	54,009	54,006
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.175% (SOFR - 30 day + 0.85%), 6/15/2026 (n)	99,837	99,906
World Omni Select Auto Trust 2023-A, “A2B”, FLR, 6.175% (SOFR - 30 day + 0.85%), 3/15/2027	871,371	872,255
		$37,034,803
Automotive – 0.3%
Cummins, Inc., 5.15%, 2/20/2034	$662,000	$661,064
Cummins, Inc., 5.45%, 2/20/2054	638,000	641,499
Ford Motor Credit Co. LLC, 6.95%, 6/10/2026	1,800,000	1,835,816
Hyundai Capital America, 6.375%, 4/08/2030 (n)	1,300,000	1,367,390
Volkswagen Group of America Finance LLC, 6.2%, 11/16/2028 (n)	1,369,000	1,425,430
		$5,931,199
Broadcasting – 0.4%
Discovery Communications LLC, 4%, 9/15/2055	$907,000	$600,359
Prosus N.V., 4.193%, 1/19/2032 (n)	881,000	754,810
Prosus N.V., 4.027%, 8/03/2050 (n)	1,149,000	731,399
Walt Disney Co., 3.35%, 3/24/2025	1,196,000	1,171,945
Walt Disney Co., 3.5%, 5/13/2040	2,155,000	1,729,084
Walt Disney Co., 3.8%, 5/13/2060	1,364,000	1,040,450
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	1,008,000	889,245
Weibo Corp., 3.375%, 7/08/2030	1,482,000	1,270,948
		$8,188,240
Brokerage & Asset Managers – 0.3%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$1,462,000	$1,173,130
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	756,000	765,551
Charles Schwab Corp., 1.95%, 12/01/2031	766,000	608,290
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034	885,000	916,869

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		$1,219,000	$1,168,925
LPL Holdings, Inc., 6.75%, 11/17/2028		325,000	339,239
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,273,000	1,151,500
			$6,123,504
Building – 0.1%
GCC S.A.B de C.V., 3.614%, 4/20/2032 (n)		$916,000	$776,602
Vulcan Materials Co., 3.5%, 6/01/2030		814,000	741,396
Vulcan Materials Co., 4.5%, 6/15/2047		325,000	280,733
			$1,798,731
Business Services – 0.2%
Fiserv, Inc., 4.4%, 7/01/2049		$1,653,000	$1,382,909
Mastercard, Inc., 3.85%, 3/26/2050		1,013,000	836,814
Visa, Inc., 2.05%, 4/15/2030		1,506,000	1,292,017
Visa, Inc., 2.7%, 4/15/2040		1,339,000	988,724
Visa, Inc., 2%, 8/15/2050		1,120,000	653,435
			$5,153,899
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$747,000	$723,149
Comcast Corp., 4.8%, 5/15/2033		1,359,000	1,327,908
Comcast Corp., 3.75%, 4/01/2040		978,000	800,477
Comcast Corp., 5.35%, 5/15/2053		1,359,000	1,324,376
Cox Communications, Inc., 5.7%, 6/15/2033 (n)		1,611,000	1,612,990
Cox Communications, Inc., 4.5%, 6/30/2043 (n)		175,000	143,058
United Group B.V., 6.75%, 2/15/2031 (n)	EUR	214,000	234,291
			$6,166,249
Chemicals – 0.0%
Sasol Financing (USA) LLC, 8.75%, 5/03/2029 (n)		$960,000	$960,240
Computer Software – 0.2%
Cisco Systems, Inc., 5.5%, 1/15/2040		$745,000	$769,767
Microsoft Corp., 2.525%, 6/01/2050		2,939,000	1,892,402
Microsoft Corp., 2.5%, 9/15/2050 (n)		1,594,000	1,013,007
Oracle Corp., 5.55%, 2/06/2053		1,330,000	1,270,603
			$4,945,779

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – 0.2%
Apple, Inc., 1.7%, 8/05/2031	$2,280,000	$1,857,147
Apple, Inc., 2.65%, 5/11/2050	2,850,000	1,855,754
		$3,712,901
Conglomerates – 0.3%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$1,255,000	$1,255,007
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	1,114,000	1,120,995
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	955,000	972,401
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	1,702,000	1,660,297
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034 (w)	699,000	701,904
		$5,710,604
Consumer Products – 0.2%
Kenvue, Inc., 5%, 3/22/2030	$1,572,000	$1,576,571
Kenvue, Inc., 5.1%, 3/22/2043	1,017,000	993,892
Kenvue, Inc., 5.05%, 3/22/2053	960,000	924,523
Mattel, Inc., 3.75%, 4/01/2029 (n)	2,210,000	2,018,369
		$5,513,355
Consumer Services – 0.2%
Booking Holdings, Inc., 3.55%, 3/15/2028	$1,755,000	$1,671,004
Booking Holdings, Inc., 4.625%, 4/13/2030	405,000	397,879
CBRE Group, Inc., 5.95%, 8/15/2034	2,318,000	2,339,262
Meituan, 3.05%, 10/28/2030 (n)	641,000	542,243
		$4,950,388
Containers – 0.1%
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)	$2,000,000	$1,704,845
Electronics – 0.3%
Intel Corp., 5.2%, 2/10/2033	$1,113,000	$1,114,236
Intel Corp., 5.7%, 2/10/2053	1,594,000	1,615,819
Lam Research Corp., 1.9%, 6/15/2030	388,000	325,467
Lam Research Corp., 4.875%, 3/15/2049	1,703,000	1,604,843
SK hynix, Inc., 5.5%, 1/16/2027 (n)	648,000	647,352
SK hynix, Inc. , 6.25%, 1/17/2026	831,000	837,969
		$6,145,686
Emerging Market Quasi-Sovereign – 2.5%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	$870,000	$772,560
Abu Dhabi National Energy Co. PJSC, 4.696%, 4/24/2033 (n)	1,147,000	1,116,561
Bank Gospodarstwa Krajowego (Republic of Poland), 6.25%, 10/31/2028 (n)	753,000	781,823

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)		$1,041,000	$1,029,341
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	1,054,000	997,725
Chile Electricity Lux MPC S.à r.l., 6.01%, 1/20/2033 (n)		$479,000	485,840
Codelco, Inc. (Republic of Chile), 6.44%, 1/26/2036 (n)		597,000	607,000
Comision Federal de Electricidad (United Mexican States), 4.688%, 5/15/2029 (n)		932,000	882,909
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		878,000	748,460
Ecopetrol S.A. (Republic of Colombia), 8.375%, 1/19/2036		670,000	672,680
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)		1,694,000	1,211,210
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029		624,000	602,791
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)		1,391,000	1,167,270
Empresa Nacional del Petroleo (Republic of Chile), 6.15%, 5/10/2033 (n)		800,000	796,665
Empresa Nacional del Petroleo (Republic of Chile), 4.5%, 9/14/2047		895,000	653,956
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		3,186,000	3,169,496
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		1,294,000	1,235,770
Export-Import Bank of India, 5.5%, 1/18/2033 (n)		2,154,000	2,167,872
GACI First Investment Co. (Kingdom of Saudi Arabia), 4.875%, 2/14/2035		594,000	561,475
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		1,354,000	1,141,541
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		1,553,000	1,480,879
KazMunayGas National Co., JSC (Republic of Kazakhstan), 3.5%, 4/14/2033		1,039,000	842,889
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.75%, 4/19/2047		1,109,000	939,993
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048		3,964,000	3,602,285
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		798,000	800,156
Magyar Export-Import Bank PLC (Republic of Hungary), 6%, 5/16/2029	EUR	540,000	611,136
MDGH - GMTN RSC Ltd. (United Arab Emirates), 5.084%, 5/22/2053 (n)		$299,000	280,296
NPC Ukrenergo (Government of Ukraine), 6.875%, 11/09/2028 (a)(n)		905,000	294,125
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044		1,263,000	1,179,895

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		$2,245,000	$1,653,128
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		1,210,000	1,199,110
Pertamina PT, 5.625%, 5/20/2043		957,000	907,685
Petroleos Mexicanos, 6.84%, 1/23/2030		1,186,000	1,014,836
Petroleos Mexicanos, 6.7%, 2/16/2032		1,335,000	1,076,318
Petroleos Mexicanos, 10%, 2/07/2033		1,580,000	1,534,504
Petroleos Mexicanos, 6.75%, 9/21/2047		4,294,000	2,728,979
Petroleos Mexicanos, 7.69%, 1/23/2050		3,942,000	2,713,467
Petroleos Mexicanos, 6.95%, 1/28/2060		3,229,000	2,056,720
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)		389,000	353,841
PT Freeport Indonesia, 6.2%, 4/14/2052 (n)		800,000	764,937
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		1,050,000	966,129
Qatar Petroleum, 3.125%, 7/12/2041 (n)		1,397,000	1,023,730
Qatar Petroleum, 3.3%, 7/12/2051 (n)		1,053,000	727,728
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		1,129,000	1,050,225
Saudi Arabian Oil Co., 3.5%, 11/24/2070 (n)		1,784,000	1,121,704
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		1,530,000	1,545,300
State Savings Bank of Ukraine PJSC, 9.625%, 3/20/2025		319,800	297,187
Sweihan PV Power Co. PJSC (United Arab Emirates), 3.625%, 1/31/2049 (n)		972,899	769,565
Turkiye Ihracat Kredi Bankasi A.S., 9%, 1/28/2027 (n)		928,000	967,000
Turkiye Ihracat Kredi Bankasi A.S., 7.5%, 2/06/2028 (n)		1,069,000	1,066,114
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)		1,236,000	1,038,487
			$57,411,293
Emerging Market Sovereign – 8.4%
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		$523,000	$472,217
Arab Republic of Egypt, 7.6%, 3/01/2029		937,000	846,017
Arab Republic of Egypt, 5.875%, 2/16/2031		1,366,000	1,100,491
Arab Republic of Egypt, 7.625%, 5/29/2032		2,898,000	2,464,390
Arab Republic of Egypt, 7.3%, 9/30/2033		1,984,000	1,616,722
Arab Republic of Egypt, 7.903%, 2/21/2048 (n)		1,492,000	1,117,598
Arab Republic of Egypt, 7.903%, 2/21/2048		1,356,000	1,015,725
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		638,000	508,443
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		1,057,000	745,305
Czech Republic, 5%, 9/30/2030	CZK	60,210,000	2,761,353
Czech Republic, 2%, 10/13/2033		60,310,000	2,203,357
Dominican Republic, 6%, 7/19/2028 (n)		$1,663,000	1,654,710

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Dominican Republic, 5.5%, 2/22/2029 (n)		$1,714,000	$1,655,416
Dominican Republic, 7.05%, 2/03/2031 (n)		764,000	787,684
Dominican Republic, 4.875%, 9/23/2032 (n)		1,192,000	1,058,776
Dominican Republic, 6%, 2/22/2033 (n)		2,048,000	1,983,551
Dominican Republic, 5.3%, 1/21/2041 (n)		1,002,000	842,672
Dominican Republic, 5.875%, 1/30/2060 (n)		2,282,000	1,922,599
Emirate of Sharjah, 6.125%, 3/06/2036 (n)		788,000	780,724
Federal Republic of Nigeria, 6.125%, 9/28/2028 (n)		1,457,000	1,277,702
Federal Republic of Nigeria, 7.875%, 2/16/2032		2,737,000	2,404,728
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)		1,709,000	1,431,287
Federal Republic of Nigeria, 7.375%, 9/28/2033		1,753,000	1,468,137
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)		990,000	796,485
Federal Republic of Nigeria, 7.696%, 2/23/2038		969,000	779,590
Federal Republic of Nigeria, 7.625%, 11/28/2047		843,000	648,309
Federative Republic of Brazil, 10%, 1/01/2027	BRL	16,250,000	3,264,851
Federative Republic of Brazil, 10%, 1/01/2029		12,971,000	2,568,718
Federative Republic of Brazil, 10%, 1/01/2031		7,514,000	1,465,467
Federative Republic of Brazil, 6.125%, 3/15/2034		$727,000	718,203
Federative Republic of Brazil, 4.75%, 1/14/2050		763,000	563,702
Federative Republic of Brazil, 7.125%, 5/13/2054		1,201,000	1,200,072
Government of Ukraine, 6.876%, (6.876% cash or 6.876% PIK) 5/21/2031 (p)		598,000	149,841
Government of Ukraine, 4.375%, (4.375% cash or 4.375% PIK) 1/27/2032 (n)(p)	EUR	1,074,000	262,698
Government of Ukraine, 7.253%, (7.253% cash or 7.253% PIK) 3/15/2035 (p)		$3,089,000	809,503
Government of Ukraine, GDP Linked Bond, 7.75%, 8/01/2041		2,068,000	948,178
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047		427,000	369,176
Islamic Republic of Pakistan, 6%, 4/08/2026		557,000	445,622
Islamic Republic of Pakistan, 7.375%, 4/08/2031		874,000	616,450
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)		1,504,000	998,957
Kingdom of Morocco, 6.5%, 9/08/2033 (n)		1,020,000	1,044,225
Kingdom of Saudi Arabia, 5%, 1/16/2034 (n)		1,440,000	1,412,885
Kingdom of Saudi Arabia, 4.5%, 10/26/2046		2,723,000	2,277,888
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		3,863,000	3,259,568
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		2,103,000	1,385,225
Kingdom of Saudi Arabia, 5%, 1/18/2053 (n)		872,000	767,360
Kingdom of Saudi Arabia, 5.75%, 1/16/2054 (n)		917,000	884,498
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	89,988,000	2,184,866
Oriental Republic of Uruguay, 9.75%, 7/20/2033		56,723,000	1,517,154
Oriental Republic of Uruguay, 5.75%, 10/28/2034		$826,000	867,732
Oriental Republic of Uruguay, 4.975%, 4/20/2055		753,000	698,408

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Angola, 8.75%, 4/14/2032 (n)		$1,396,000	$1,223,245
Republic of Angola, 9.375%, 5/08/2048		2,391,000	1,950,960
Republic of Angola, 9.125%, 11/26/2049		3,425,000	2,742,740
Republic of Argentina, 3.625%, 7/09/2035		6,559,000	2,430,995
Republic of Argentina, 4.25%, 1/09/2038		3,708,000	1,544,060
Republic of Argentina, 3.5%, 7/09/2041		8,460,000	3,039,301
Republic of Azerbaijan, 3.5%, 9/01/2032		857,000	721,123
Republic of Benin, 7.96%, 2/13/2038 (n)		816,000	789,937
Republic of Bulgaria, 4.875%, 5/13/2036	EUR	797,000	917,724
Republic of Chile, 4%, 1/31/2052		$2,111,000	1,651,838
Republic of Chile, 5.33%, 1/05/2054		1,321,569	1,259,901
Republic of Colombia, 3.25%, 4/22/2032		1,376,000	1,058,914
Republic of Colombia, 8%, 4/20/2033		559,000	584,504
Republic of Colombia, 8%, 11/14/2035		940,000	974,904
Republic of Colombia, 8.75%, 11/14/2053		632,000	675,333
Republic of Costa Rica, 6.55%, 4/03/2034 (n)		1,204,000	1,238,615
Republic of Costa Rica, 7.158%, 3/12/2045		958,000	991,530
Republic of Costa Rica, 7.3%, 11/13/2054 (n)		1,579,000	1,663,476
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	1,386,000	1,254,086
Republic of Cote d'Ivoire, 7.625%, 1/30/2033 (n)		$832,000	804,960
Republic of Cote d'Ivoire, 8.25%, 1/30/2037 (n)		1,228,000	1,198,712
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)	EUR	1,164,000	1,040,031
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		602,000	506,524
Republic of Ecuador, 3.5%, 7/31/2035		$2,604,000	1,241,302
Republic of Ecuador, 2.5%, 7/31/2040		6,698,000	2,913,630
Republic of El Salvador, 8.25%, 4/10/2032		1,430,000	1,185,184
Republic of El Salvador, 7.65%, 6/15/2035		684,000	518,130
Republic of Gabon, 7%, 11/24/2031 (n)		671,000	546,771
Republic of Ghana, 7.75%, 4/07/2029 (a)(d)(n)		982,000	419,805
Republic of Ghana, 7.875%, 2/11/2035 (a)(d)		2,325,000	993,937
Republic of Guatemala, 3.7%, 10/07/2033		936,000	765,180
Republic of Guatemala, 6.6%, 6/13/2036 (n)		703,000	709,186
Republic of Hungary, 6.25%, 9/22/2032 (n)		674,000	694,324
Republic of Hungary, 5.5%, 6/16/2034 (n)		2,223,000	2,157,457
Republic of Hungary, 5.5%, 3/26/2036 (n)		1,201,000	1,153,003
Republic of Hungary, 6.75%, 9/25/2052 (n)		708,000	750,163
Republic of India, 7.18%, 8/14/2033	INR	57,810,000	699,700
Republic of Indonesia, 4.35%, 1/11/2048		$1,063,000	912,543
Republic of Indonesia, 5.45%, 9/20/2052		644,000	639,975
Republic of Kenya, 8%, 5/22/2032		1,634,000	1,470,600
Republic of Panama, 6.4%, 2/14/2035		894,000	824,979
Republic of Panama, 6.875%, 1/31/2036		318,000	300,204
Republic of Panama, 8%, 3/01/2038		1,584,000	1,619,502

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Panama, 6.853%, 3/28/2054		$835,000	$733,303
Republic of Paraguay, 3.849%, 6/28/2033		1,268,000	1,090,782
Republic of Paraguay, 5.85%, 8/21/2033 (n)		942,000	931,150
Republic of Paraguay, 6%, 2/09/2036 (n)		659,000	659,989
Republic of Paraguay, 5.6%, 3/13/2048		1,093,000	967,305
Republic of Paraguay, 5.4%, 3/30/2050 (n)		3,361,000	2,882,057
Republic of Paraguay, 5.4%, 3/30/2050		1,091,000	935,532
Republic of Philippines, 5.5%, 1/17/2048		840,000	846,060
Republic of Poland, 1.75%, 4/25/2032	PLN	4,864,000	940,764
Republic of Poland, 5.75%, 11/16/2032		$1,038,000	1,080,890
Republic of Poland, 4.875%, 10/04/2033		828,000	809,372
Republic of Poland, 5.5%, 4/04/2053		677,000	673,615
Republic of Romania, 6.625%, 2/17/2028 (n)		1,032,000	1,059,414
Republic of Romania, 5.5%, 9/18/2028 (n)	EUR	1,132,000	1,249,464
Republic of Romania, 5.875%, 1/30/2029 (n)		$590,000	584,909
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	1,556,000	1,359,607
Republic of Romania, 7.125%, 1/17/2033 (n)		$1,186,000	1,247,492
Republic of Romania, 6.375%, 1/30/2034 (n)		554,000	550,089
Republic of Romania, 5.625%, 2/22/2036 (n)	EUR	990,000	1,049,983
Republic of Romania, 2.625%, 12/02/2040 (n)		602,000	427,738
Republic of Romania, 2.75%, 4/14/2041 (n)		611,000	435,804
Republic of Senegal, 6.75%, 3/13/2048		$540,000	389,124
Republic of Serbia, 6.25%, 5/26/2028 (n)		895,000	907,306
Republic of Serbia, 6.5%, 9/26/2033 (n)		716,000	725,082
Republic of South Africa, 5.75%, 9/30/2049		1,059,000	768,590
Republic of Sri Lanka, 6.125%, 6/03/2025 (a)(d)		3,023,000	1,667,643
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)(d)		2,892,000	1,535,285
Republic of Turkey, 6.125%, 10/24/2028		1,507,000	1,459,906
Republic of Turkey, 8.509%, 1/14/2029 (n)		768,000	800,818
Republic of Turkey, 5.25%, 3/13/2030		1,110,000	995,248
Republic of Turkey, 5.95%, 1/15/2031		2,172,000	1,992,810
Republic of Turkey, 5.875%, 6/26/2031		2,717,000	2,474,372
Republic of Turkey, 9.375%, 1/19/2033		348,000	384,975
Republic of Turkey, 6.5%, 9/20/2033		1,137,000	1,055,989
Republic of Turkey, 7.625%, 5/15/2034		1,118,000	1,113,081
Republic of Turkey, 6.875%, 3/17/2036		2,940,000	2,731,919
Republic of Turkey, 6%, 1/14/2041		2,611,000	2,120,132
Republic of Turkey, 5.75%, 5/11/2047		1,575,000	1,176,282
Republic of Uzbekistan, 7.85%, 10/12/2028 (n)		668,000	698,234
Republic of Uzbekistan, 5.375%, 2/20/2029		1,081,000	1,014,445
Republic of Venezuela, 7%, 3/31/2038 (a)(d)		6,312,000	961,561
Republic of Zambia, 8.97%, 7/30/2027 (a)(d)		2,828,000	1,899,715
Socialist Republic of Vietnam, 4.8%, 11/19/2024		1,088,000	1,078,480

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
State of Qatar, 4.817%, 3/14/2049 (n)		$819,000	$755,691
State of Qatar, 4.817%, 3/14/2049		619,000	571,151
State of Qatar, 4.4%, 4/16/2050 (n)		652,000	567,501
Sultanate of Oman, 6.5%, 3/08/2047		1,218,000	1,197,952
Sultanate of Oman, 6.75%, 1/17/2048		4,130,000	4,140,705
Sultanate of Oman, 7%, 1/25/2051 (n)		1,897,000	1,961,081
Sultanate of Oman, 7%, 1/25/2051		3,459,000	3,575,845
United Mexican States, 5.75%, 3/05/2026	MXN	17,400,000	942,428
United Mexican States, 7.5%, 6/03/2027		33,500,000	1,861,892
United Mexican States, 8.5%, 5/31/2029		32,000,000	1,828,314
United Mexican States, 7.75%, 5/29/2031		37,800,000	2,055,106
United Mexican States, 4.875%, 5/19/2033		$787,000	739,852
United Mexican States, 3.5%, 2/12/2034		1,435,000	1,184,032
United Mexican States, 6%, 5/07/2036		1,193,000	1,187,305
United Mexican States, 6.338%, 5/04/2053		3,244,000	3,161,024
United Mexican States, 6.4%, 5/07/2054		778,000	765,377
			$190,765,795
Energy - Independent – 0.5%
3R Lux S.à.r.l., 9.75%, 2/05/2031 (n)		$764,000	$790,427
EQT Corp., 3.625%, 5/15/2031 (n)		982,000	858,368
Hunt Oil Co. of Peru LLC, 8.55%, 9/18/2033 (n)		283,000	299,324
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		584,000	566,599
Medco Maple Tree Pte. Ltd., 8.96%, 4/27/2029 (n)		796,000	831,386
Occidental Petroleum Corp., 6.125%, 1/01/2031		752,000	771,356
Occidental Petroleum Corp., 4.4%, 4/15/2046		1,019,000	814,190
Pioneer Natural Resources Co., 1.9%, 8/15/2030		1,491,000	1,241,983
Pioneer Natural Resources Co., 2.15%, 1/15/2031		757,000	633,307
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)		743,000	647,297
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,119,000	1,984,439
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		2,417,000	1,972,108
			$11,410,784
Energy - Integrated – 0.2%
BP Capital Markets America, Inc., 1.749%, 8/10/2030		$1,672,000	$1,377,767
BP Capital Markets America, Inc., 4.812%, 2/13/2033		390,000	380,478
BP Capital Markets America, Inc., 3.001%, 3/17/2052		1,301,000	863,301
Eni S.p.A., 4.75%, 9/12/2028 (n)		1,818,000	1,798,895
			$4,420,441

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$1,425,000	$1,340,875
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,323,000	1,176,681
Seazen Group Ltd., 4.45%, 7/13/2025	1,614,000	548,760
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	2,049,000	2,041,241
		$5,107,557
Food & Beverages – 1.3%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	$2,533,000	$2,596,732
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)	826,000	622,110
Bacardi Ltd., 5.15%, 5/15/2038 (n)	2,936,000	2,772,233
Bimbo Bakeries USA, Inc., 6.05%, 1/15/2029 (n)	1,448,000	1,490,731
Bimbo Bakeries USA, Inc., 5.375%, 1/09/2036 (n)	932,000	925,224
Central America Bottling Co., 5.25%, 4/27/2029 (n)	2,121,000	1,988,893
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)	1,246,000	1,066,576
Constellation Brands, Inc., 2.25%, 8/01/2031	746,000	608,701
Constellation Brands, Inc., 4.1%, 2/15/2048	2,470,000	1,985,250
Diageo Capital PLC, 5.625%, 10/05/2033	2,100,000	2,183,816
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029	1,065,000	933,580
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	568,000	482,991
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	981,000	952,102
Kraft Heinz Foods Co., 4.875%, 10/01/2049	816,000	727,988
Kraft Heinz Foods Co., 5.5%, 6/01/2050	1,531,000	1,489,127
Mars, Inc., 4.55%, 4/20/2028 (n)	2,150,000	2,120,214
Mars, Inc., 4.75%, 4/20/2033 (n)	1,812,000	1,764,624
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031	1,243,000	1,062,608
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052	1,637,000	1,314,172
SYSCO Corp., 2.45%, 12/14/2031	2,369,000	1,958,072
SYSCO Corp., 4.45%, 3/15/2048	1,219,000	1,026,401
		$30,072,145
Forest & Paper Products – 0.0%
Inversiones CMPC S.A., 6.125%, 2/26/2034 (n)	$529,000	$535,084
Gaming & Lodging – 0.2%
Marriott International, Inc., 2.85%, 4/15/2031	$1,075,000	$917,797
Marriott International, Inc., 3.5%, 10/15/2032	891,000	778,073
Sands China Ltd., 2.85%, 3/08/2029	277,000	239,049
Sands China Ltd., 3.25%, 8/08/2031	1,670,000	1,391,250
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	688,000	658,159
Wynn Macau Ltd., 5.125%, 12/15/2029	277,000	249,598
		$4,233,926

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$285,000	$273,842
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	2,127,000	1,321,280
		$1,595,122
Insurance – 0.1%
Corebridge Financial, Inc., 3.9%, 4/05/2032	$1,617,000	$1,423,123
Corebridge Financial, Inc., 4.35%, 4/05/2042	1,747,000	1,441,766
Equitable Holdings, Inc., 5.594%, 1/11/2033	228,000	229,818
		$3,094,707
Insurance - Health – 0.3%
Humana, Inc., 4.95%, 10/01/2044	$814,000	$734,162
Humana, Inc., 5.5%, 3/15/2053	269,000	260,566
UnitedHealth Group, Inc., 5.3%, 2/15/2030	1,215,000	1,238,338
UnitedHealth Group, Inc., 2.3%, 5/15/2031	1,986,000	1,665,085
UnitedHealth Group, Inc., 4.625%, 7/15/2035	896,000	864,881
UnitedHealth Group, Inc., 5.875%, 2/15/2053	971,000	1,038,796
		$5,801,828
Insurance - Property & Casualty – 0.3%
American International Group, Inc., 5.125%, 3/27/2033	$1,155,000	$1,139,260
Arthur J. Gallagher & Co., 6.5%, 2/15/2034	1,095,000	1,170,009
Arthur J. Gallagher & Co., 6.75%, 2/15/2054	1,057,000	1,191,531
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	1,087,000	942,321
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	344,000	338,325
Marsh & McLennan Cos., Inc., 2.9%, 12/15/2051	902,000	578,329
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033	1,485,000	1,497,019
		$6,856,794
International Market Quasi-Sovereign – 0.1%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$1,470,000	$1,513,276
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	1,858,000	1,473,468
		$2,986,744
International Market Sovereign – 0.2%
Government of Bermuda, 5%, 7/15/2032 (n)	$3,915,000	$3,753,702
Government of Bermuda, 3.375%, 8/20/2050 (n)	2,322,000	1,544,130
		$5,297,832

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 4.375%, 8/15/2027 (n)	$408,000	$389,697
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	1,339,000	1,309,702
CNH Industrial Capital LLC, 5.5%, 1/12/2029	1,405,000	1,424,162
CNH Industrial N.V., 3.85%, 11/15/2027	2,049,000	1,966,069
		$5,089,630
Major Banks – 3.2%
Banco Mercantil del Norte S.A., 6.625% to 1/24/2032, FLR (CMT - 10yr. + 5.034%) to 1/24/2171	$1,055,000	$924,718
Bank of America Corp., 3.366% to 1/23/2025, FLR ((SOFR - 3mo. + 0.26161%) + 0.81%) to 1/23/2026	1,278,000	1,253,536
Bank of America Corp., 3.419% to 12/20/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.04%) to 12/20/2028	2,164,000	2,021,682
Bank of America Corp., 5.819% to 9/15/2028, FLR (SOFR - 1 day + 1.57%) to 9/15/2029	1,463,000	1,490,911
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	2,851,000	2,387,505
Bank of America Corp., 5.872% to 9/15/2033, FLR (SOFR - 1 day + 1.84%) to 9/15/2034	1,438,000	1,474,542
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	598,000	612,635
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	1,866,000	1,519,539
Capital One Financial Corp., 6.312% to 6/08/2028, FLR (SOFR - 1 day + 2.640%) to 6/08/2029	749,000	766,701
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034	550,000	566,718
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	1,818,000	1,617,297
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	2,351,000	1,685,172
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	3,272,000	3,020,309
Deutsche Bank AG, 5.706% to 2/08/2027, FLR (SOFR - 1 day + 1.594%) to 2/08/2028	992,000	985,134
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	1,171,000	1,120,300
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	1,554,000	1,278,635
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	1,125,000	1,143,968
JPMorgan Chase & Co., 6.07% to 10/22/2026, FLR (SOFR - 1 day + 1.33%) to 10/22/2027	1,791,000	1,825,423

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.337%) to 2/01/2028	$1,934,000	$1,857,072
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	3,984,000	3,280,573
JPMorgan Chase & Co., 5.336% to 1/23/2034, FLR (SOFR - 1 day + 1.62%) to 1/23/2035	675,000	671,374
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	2,438,000	2,222,719
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	2,319,000	1,918,727
Morgan Stanley, 3.125%, 7/27/2026	4,414,000	4,210,373
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	705,000	707,684
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	806,000	801,214
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	1,931,000	1,611,057
NatWest Group PLC, 5.847% to 3/02/2026, FLR (CMT - 1yr. + 1.35%) to 3/02/2027	956,000	959,927
NatWest Group PLC, 5.583%, 3/01/2028	805,000	805,696
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	3,606,000	3,269,977
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)	723,000	681,189
Oversea-Chinese Banking Corp. Ltd., 4.602%, 6/15/2032	671,000	655,883
PNC Financial Services Group, Inc., 5.3% to 1/21/2027, FLR (SOFR - 1 day + 1.342%) to 1/21/2028	796,000	795,008
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035	948,000	950,733
Royal Bank of Canada, 2.3%, 11/03/2031	3,243,000	2,655,052
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	2,461,000	1,954,234
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/09/2026 (n)	1,964,000	1,977,186
Toronto-Dominion Bank, 4.108%, 6/08/2027	830,000	806,503
Toronto-Dominion Bank, 4.693%, 9/15/2027	1,665,000	1,646,111
Toronto-Dominion Bank, 2%, 9/10/2031	654,000	533,220
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	2,957,000	2,613,875
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	2,359,000	1,698,412
UBS Group AG, 9.25% to 11/13/2028, FLR (CMT - 5yr. + 4.745%) to 5/13/2172 (n)	893,000	953,367
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	1,750,000	1,657,528

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	$817,000	$749,778
Wells Fargo & Co., 4.54% to 8/15/2025, FLR (SOFR - 1 day + 1.56%) to 8/15/2026	1,269,000	1,251,466
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	1,172,000	1,179,675
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	708,000	607,688
		$71,378,026
Medical & Health Technology & Services – 0.6%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$2,618,000	$2,457,516
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	1,260,000	1,081,703
Becton, Dickinson and Co., 2.823%, 5/20/2030	671,000	589,220
Becton, Dickinson and Co., 4.298%, 8/22/2032	844,000	791,008
CVS Health Corp., 5%, 2/20/2026	746,000	742,614
CVS Health Corp., 5.625%, 2/21/2053	955,000	917,492
HCA, Inc., 5.2%, 6/01/2028	1,003,000	999,266
HCA, Inc., 5.875%, 2/01/2029	375,000	381,680
IQVIA Holdings, Inc., 6.25%, 2/01/2029	1,089,000	1,120,441
Marin General Hospital, 7.242%, 8/01/2045	839,000	866,256
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	721,000	726,393
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030	2,257,000	2,258,598
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	497,000	406,055
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	832,000	598,858
		$13,937,100
Medical Equipment – 0.0%
Danaher Corp., 2.6%, 10/01/2050	$1,499,000	$949,604
Metals & Mining – 0.2%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$1,378,000	$1,326,732
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	1,809,000	1,541,466
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)	1,728,366	1,382,693
Samarco Mineracao S.A., 9.05%PIK to 3/30/2024, 9% PIK to 12/30/2025, (4% Cash + 5% PIK) to 12/30/2026, (5.5% Cash + 3.5% PIK) to 12/30/2027, 9.25% Cash to 12/30/2029, 9.5% Cash to 6/30/2031 (n)(p)	992,000	911,251
		$5,162,142

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – 0.8%
Columbia Pipelines Holdings Co. LLC, 6.055%, 8/15/2026 (n)	$313,000	$316,758
Columbia Pipelines Operating Co. LLC, 6.497%, 8/15/2043 (n)	45,000	47,619
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)	1,812,000	1,930,276
Enbridge, Inc., 5.969%, 3/08/2026	861,000	860,769
Enbridge, Inc., 5.7%, 3/08/2033	779,000	787,789
Energy Transfer LP, 4%, 10/01/2027	893,000	854,713
Energy Transfer LP, 5.95%, 5/15/2054	1,023,000	998,419
Enterprise Products Operating LLC, 4.85%, 1/31/2034	2,252,000	2,193,590
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	1,855,742	1,737,331
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	1,010,000	818,163
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)	1,660,021	1,321,732
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)	1,589,000	1,199,502
Peru LNG, 5.375%, 3/22/2030	1,254,000	1,075,382
Plains All American Pipeline LP, 4.65%, 10/15/2025	564,000	556,603
Plains All American Pipeline LP, 3.55%, 12/15/2029	1,827,000	1,657,598
Targa Resources Corp., 4.95%, 4/15/2052	1,458,000	1,247,387
		$17,603,631
Mortgage-Backed – 8.3%
Fannie Mae, 5%, 3/01/2024 - 3/25/2042	$2,637,187	$2,613,637
Fannie Mae, 4.5%, 5/01/2025 - 11/25/2042	1,342,019	1,308,299
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	9,925,093	9,158,690
Fannie Mae, 3.5%, 1/25/2030 - 6/25/2048	4,036,638	3,672,096
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	995,001	889,957
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	388,678	33,150
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	36,350	37,459
Fannie Mae, 2%, 1/25/2033 - 8/25/2044	904,506	831,454
Fannie Mae, 3%, 2/25/2033 (i)	525,957	43,192
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	2,179,032	2,212,374
Fannie Mae, 3.556%, 6/25/2033	555,996	531,666
Fannie Mae, 5.886%, 4/25/2034	63,029	63,007
Fannie Mae, 6%, 8/01/2034 - 6/01/2038	108,457	111,253
Fannie Mae, 5.726%, 1/25/2036	52,522	52,455
Fannie Mae, 5.836%, 4/25/2037	22,703	22,276
Fannie Mae, 5.666%, 5/25/2037	56,410	55,077
Fannie Mae, 5.736%, 10/25/2039 - 12/25/2045	508,349	497,652
Fannie Mae, 4%, 9/01/2040 - 7/01/2043	3,618,154	3,397,883
Fannie Mae, 1%, 3/25/2041	269,791	227,611
Fannie Mae, 5.786%, 3/25/2041 - 12/25/2042	115,511	114,361
Fannie Mae, 2.25%, 4/25/2041 - 7/25/2043	819,291	738,340
Fannie Mae, 5.936%, 7/25/2041	46,701	46,039
Fannie Mae, UMBS, 2.5%, 8/01/2036 - 9/01/2052	24,618,861	20,452,568

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, UMBS, 2%, 3/01/2037 - 9/01/2052	$11,841,046	$9,748,479
Fannie Mae, UMBS, 5.5%, 8/01/2038 - 3/01/2054	3,618,456	3,596,704
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 9/01/2051	2,021,140	1,514,103
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 7/01/2052	717,027	649,842
Fannie Mae, UMBS, 3%, 7/01/2050 - 5/01/2053	6,770,520	5,807,899
Fannie Mae, UMBS, 4%, 8/01/2051 - 5/01/2052	851,809	793,074
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 9/01/2052	381,908	364,790
Fannie Mae, UMBS, 5%, 8/01/2052 - 3/01/2053	2,341,535	2,272,895
Fannie Mae, UMBS, 6%, 2/01/2053 - 11/01/2053	3,567,786	3,591,958
Fannie Mae, UMBS, 6.5%, 6/01/2053 - 9/01/2053	285,673	290,706
Freddie Mac, 0.941%, 4/25/2024 (i)	8,111,324	1,849
Freddie Mac, 0.643%, 7/25/2024 (i)	16,398,383	18,063
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	2,175,212	2,089,500
Freddie Mac, 0.069%, 5/25/2025 (i)	90,795,198	115,873
Freddie Mac, 4%, 7/01/2025 - 1/15/2055	2,459,085	2,356,937
Freddie Mac, 3.208%, 2/25/2026	733,807	711,633
Freddie Mac, 1.366%, 3/25/2027 (i)	2,188,000	81,839
Freddie Mac, 5.686%, 3/25/2027	382,879	379,244
Freddie Mac, 3.117%, 6/25/2027	750,000	714,553
Freddie Mac, 0.569%, 7/25/2027 (i)	43,862,917	707,487
Freddie Mac, 0.417%, 8/25/2027 (i)	32,977,235	416,344
Freddie Mac, 0.364%, 12/25/2027 (i)	213,035	2,631
Freddie Mac, 0.294%, 1/25/2028 (i)	59,582,892	636,488
Freddie Mac, 0.304%, 1/25/2028 (i)	25,620,068	282,551
Freddie Mac, 0.134%, 2/25/2028 (i)	75,733,874	413,598
Freddie Mac, 0.118%, 4/25/2028 (i)	49,633,744	267,109
Freddie Mac, 3.9%, 4/25/2028	288,736	279,671
Freddie Mac, 3%, 6/15/2028 - 10/01/2046	5,018,386	4,541,397
Freddie Mac, 0.425%, 10/25/2028 (i)	6,097,021	116,805
Freddie Mac, 4.86%, 10/25/2028	1,720,777	1,726,179
Freddie Mac, 5.069%, 10/25/2028	700,000	708,231
Freddie Mac, 5%, 11/25/2028 - 12/01/2044	3,791,728	3,804,888
Freddie Mac, 4.724%, 12/25/2028 (i)	3,432,098	3,425,952
Freddie Mac, 5.976%, 3/25/2029	1,019,533	1,019,726
Freddie Mac, 1.09%, 7/25/2029 (i)	8,060,626	383,496
Freddie Mac, 5.966%, 7/25/2029 - 9/25/2029	3,157,848	3,159,609
Freddie Mac, 1.142%, 8/25/2029 (i)	14,105,900	708,582
Freddie Mac, 6.006%, 9/25/2029	1,010,275	1,011,560
Freddie Mac, 5.816%, 12/25/2029	450,000	447,460
Freddie Mac, 1.318%, 1/25/2030 (i)	4,121,663	259,231
Freddie Mac, 1.799%, 4/25/2030 (i)	3,344,437	310,243
Freddie Mac, 1.868%, 4/25/2030 (i)	8,166,315	775,641
Freddie Mac, 1.666%, 5/25/2030 (i)	4,373,949	376,883

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.798%, 5/25/2030 (i)	$9,928,903	$924,087
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	739,936	751,996
Freddie Mac, 1.115%, 6/25/2030 (i)	3,092,738	173,862
Freddie Mac, 1.341%, 6/25/2030 (i)	3,957,955	278,882
Freddie Mac, 5.711%, 6/25/2030	421,412	419,869
Freddie Mac, 5.751%, 6/25/2030	309,245	307,325
Freddie Mac, 1.599%, 8/25/2030 (i)	3,506,241	300,079
Freddie Mac, 1.169%, 9/25/2030 (i)	2,193,674	139,228
Freddie Mac, 4.94%, 11/25/2030	1,060,879	1,069,652
Freddie Mac, 0.327%, 1/25/2031 (i)	12,699,995	217,045
Freddie Mac, 0.781%, 1/25/2031 (i)	4,987,462	224,576
Freddie Mac, 0.856%, 9/25/2031 (i)	5,826,990	300,184
Freddie Mac, 6.081%, 9/25/2032	1,471,258	1,477,133
Freddie Mac, 5.789%, 10/15/2032	46,856	46,390
Freddie Mac, 0.154%, 11/25/2032 (i)	11,453,817	164,894
Freddie Mac, 6.051%, 7/25/2033	1,645,264	1,648,662
Freddie Mac, 3.5%, 8/15/2033 - 10/25/2058	5,458,119	5,040,222
Freddie Mac, 0.128%, 8/25/2033 (i)	12,475,897	177,145
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	460,873	474,423
Freddie Mac, 5.639%, 4/15/2035	38,232	37,833
Freddie Mac, 5.5%, 2/15/2036 (i)	134,688	23,836
Freddie Mac, 6.5%, 5/01/2037	5,453	5,716
Freddie Mac, 5.689%, 3/15/2039 - 5/15/2041	419,181	405,665
Freddie Mac, 6.139%, 5/15/2039	35,218	35,020
Freddie Mac, 4.5%, 12/15/2040 (i)	29,722	2,355
Freddie Mac, 5.839%, 8/15/2046	55,772	54,532
Freddie Mac, 6.772%, 10/25/2053	105,548	107,374
Freddie Mac, 3.25%, 11/25/2061	1,370,678	1,207,069
Freddie Mac, UMBS, 2%, 3/01/2037 - 3/01/2052	15,111,339	12,035,730
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 9/01/2052	5,973,044	4,954,539
Freddie Mac, UMBS, 5.5%, 4/01/2038 - 3/01/2054	1,283,371	1,279,592
Freddie Mac, UMBS, 3%, 3/01/2047 - 9/01/2052	3,473,494	3,004,307
Freddie Mac, UMBS, 1.5%, 6/01/2051 - 11/01/2051	62,055	46,389
Freddie Mac, UMBS, 3.5%, 5/01/2052	164,719	148,564
Freddie Mac, UMBS, 4%, 5/01/2052 - 6/01/2052	1,398,348	1,292,001
Freddie Mac, UMBS, 6%, 10/01/2052 - 12/01/2053	1,034,921	1,039,699
Ginnie Mae, 5.5%, 5/15/2033 - 6/20/2053	3,652,291	3,634,923
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2052	6,343,434	6,120,612
Ginnie Mae, 5.673%, 8/20/2034	340,230	345,320
Ginnie Mae, 4%, 5/16/2039 - 7/20/2053	1,648,868	1,554,837
Ginnie Mae, 5%, 8/20/2039 - 9/20/2053	4,631,931	4,528,553
Ginnie Mae, 5.884%, 10/20/2039	102,070	101,277
Ginnie Mae, 5.534%, 9/20/2041	1,560,459	1,532,009

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 3.5%, 10/20/2041 - 1/20/2043 (i)	$911,285	$128,904
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	3,611,390	3,312,202
Ginnie Mae, 2.5%, 6/20/2042 - 6/20/2052	4,972,956	4,212,188
Ginnie Mae, 4%, 8/16/2042 (i)	259,432	36,960
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	6,009,806	5,297,326
Ginnie Mae, 2%, 1/20/2052 - 3/20/2052	2,142,181	1,743,765
Ginnie Mae, 6%, 2/20/2054 - 11/20/2055	3,383,039	3,410,803
Ginnie Mae, 0.584%, 2/16/2059 (i)	983,506	29,652
Ginnie Mae, TBA, 6.5%, 3/15/2054	350,000	354,747
Ginnie Mae, TBA, 2%, 4/15/2054	2,431,150	1,980,532
Ginnie Mae, TBA , 7%, 3/20/2054	125,000	127,496
UMBS, TBA, 2%, 3/13/2054 - 4/25/2054	1,150,000	904,143
		$187,164,323
Municipals – 0.1%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$855,000	$717,366
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	255,000	237,691
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	197,203	191,620
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	673,000	568,819
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	210,000	207,876
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	175,000	166,602
		$2,089,974
Natural Gas - Pipeline – 0.1%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$1,217,000	$1,129,044
Oils – 0.1%
FS Luxembourg S.à r.l., 8.875%, 2/12/2031 (n)	$935,000	$925,650
Puma International Financing S.A., 5%, 1/24/2026	650,000	615,227
Raizen Fuels Finance S.A., 6.45%, 3/05/2034 (n)	901,000	911,963
Raizen Fuels Finance S.A., 6.95%, 3/05/2054 (n)	578,000	586,746
		$3,039,586

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – 0.8%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$2,146,000	$2,226,755
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	1,239,000	1,156,978
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)	1,456,000	1,223,928
Bangkok Bank Public Co. Ltd. (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034	1,222,000	1,081,226
BBVA Bancomer S.A., 8.45% to 6/29/2033, FLR (CMT - 5yr. + 4.661%) to 6/29/2038 (n)	362,000	382,236
BBVA Bancomer S.A. (Texas), 8.125%, 1/08/2039 (n)	1,000,000	1,036,610
BSF Finance, 5.5%, 11/23/2027	800,000	806,837
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)	1,219,000	1,276,118
Macquarie Group Ltd., 5.887%, 6/15/2034 (n)	1,539,000	1,554,564
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028	1,206,000	1,160,227
Shriram Transport Finance Co. Ltd., 6.625%, 4/22/2027 (n)	553,000	557,147
Truist Financial Corp., 7.161% to 10/30/2028, FLR (SOFR - 1 day + 2.446%) to 10/30/2029	1,432,000	1,515,591
Truist Financial Corp., 5.711% to 1/24/2034, FLR (SOFR - 1 day + 1.922%) to 1/24/2035	686,000	679,160
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)	1,677,000	1,529,572
United Overseas Bank Ltd., 3.863% to 10/07/2027, FLR (CMT - 5yr. + 1.45%) to 10/07/2032 (n)	934,000	886,286
		$17,073,235
Pharmaceuticals – 0.6%
AbbVie, Inc., 4.95%, 3/15/2031	$985,000	$985,198
AbbVie, Inc., 5.35%, 3/15/2044	590,000	595,425
AbbVie, Inc., 5.4%, 3/15/2054	737,000	748,145
Bayer US Finance LLC, 6.125%, 11/21/2026 (n)	872,000	878,188
Bristol-Myers Squibb Co., 5.5%, 2/22/2044	629,000	636,560
Bristol-Myers Squibb Co., 5.55%, 2/22/2054	792,000	801,389
Merck & Co., Inc., 2.75%, 12/10/2051	826,000	532,789
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033	1,493,000	1,453,903
Pfizer Investment Enterprises Pte. Ltd., 5.3%, 5/19/2053	408,000	399,104
Pfizer, Inc., 2.55%, 5/28/2040	826,000	579,487
Roche Holdings, Inc., 5.338%, 11/13/2028 (n)	1,842,000	1,880,265
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)	1,826,000	1,880,914
Teva Pharmaceutical Finance Netherlands III B.V., 7.875%, 9/15/2029	636,000	676,651
Teva Pharmaceutical Finance Netherlands III B.V., 8.125%, 9/15/2031	424,000	458,072
		$12,506,090

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Pollution Control – 0.1%
Ambipar Lux S.à r.l., 9.875%, 2/06/2031 (n)	$826,000	$820,763
Waste Management, Inc., 4.625%, 2/15/2033	1,878,000	1,813,954
		$2,634,717
Precious Metals & Minerals – 0.1%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	$1,592,000	$1,591,575
Railroad & Shipping – 0.1%
Burlington Northern Santa Fe LLC, 5.2%, 4/15/2054	$1,438,000	$1,410,528
Canadian Pacific Railway Co., 3.1%, 12/02/2051	1,167,000	793,054
		$2,203,582
Real Estate - Office – 0.1%
Boston Properties, Inc., REIT, 3.65%, 2/01/2026	$1,047,000	$1,006,799
Corporate Office Property LP, REIT, 2%, 1/15/2029	1,230,000	1,018,745
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	1,252,000	1,010,547
		$3,036,091
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031	$1,136,000	$927,391
Extra Space Storage LP, 5.5%, 7/01/2030	1,622,000	1,629,544
Lexington Realty Trust Co., 2.7%, 9/15/2030	1,082,000	892,108
Lexington Realty Trust Co., 2.375%, 10/01/2031	474,000	376,305
Prologis LP, REIT, 5.125%, 1/15/2034	1,960,000	1,940,046
		$5,765,394
Real Estate - Retail – 0.1%
NNN REIT, Inc., 5.6%, 10/15/2033	$1,227,000	$1,223,632
STORE Capital Corp., REIT, 2.75%, 11/18/2030	1,860,000	1,466,958
		$2,690,590
Retailers – 0.3%
Alibaba Group Holding Ltd., 3.15%, 2/09/2051	$1,582,000	$1,043,733
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	335,000	253,790
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	936,000	714,863
Amazon.com, Inc., 3.6%, 4/13/2032	1,488,000	1,372,196
AutoZone, Inc., 4.75%, 8/01/2032	1,156,000	1,110,090
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)	744,000	705,302
Home Depot, Inc., 3.9%, 6/15/2047	1,320,000	1,067,332
		$6,267,306

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Specialty Chemicals – 0.1%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	$801,000	$746,479
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	417,000	366,482
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	514,000	421,809
		$1,534,770
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$621,000	$520,398
DICK'S Sporting Goods, 4.1%, 1/15/2052	939,000	663,792
		$1,184,190
Telecommunications - Wireless – 0.6%
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	$1,267,000	$1,243,215
Crown Castle, Inc., REIT, 3.7%, 6/15/2026	986,000	949,478
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/2031 (n)	570,000	592,111
Rogers Communications, Inc., 3.8%, 3/15/2032	1,354,000	1,203,323
Rogers Communications, Inc., 4.5%, 3/15/2042	1,639,000	1,407,187
Sitios Latinoamerica, S.A.B. de C.V., 5.375%, 4/04/2032	610,000	562,435
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027	1,203,000	1,180,540
T-Mobile USA, Inc., 3.5%, 4/15/2025	691,000	675,519
T-Mobile USA, Inc., 2.05%, 2/15/2028	1,390,000	1,238,460
T-Mobile USA, Inc., 5.05%, 7/15/2033	1,191,000	1,164,864
Vodafone Group PLC, 5.625%, 2/10/2053	2,728,000	2,639,847
		$12,856,979
Tobacco – 0.1%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$1,384,000	$1,429,254
Philip Morris International, Inc., 5.625%, 11/17/2029	605,000	619,476
Philip Morris International, Inc., 5.125%, 2/15/2030	1,302,000	1,295,698
		$3,344,428
Transportation - Services – 0.3%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032 (n)	$367,516	$355,027
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)	1,694,000	1,372,029
Cliffton Ltd., 6.25%, 10/25/2025 (n)	696,000	688,609
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)	1,098,000	1,107,807
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)	1,694,000	1,737,445
IRB Infrastructure Developers, 7.11%, 3/11/2032 (n)	551,000	550,543
Prumo Participacoes e Investimentos S.A., 7.5%, 12/31/2031	738,076	737,583
Royal Capital B.V., 5% to 5/05/2026, FLR (CMT - 5yr. + 7.396%) to 7/31/2070	390,000	381,420
		$6,930,463

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.16%, 2/01/2028	$10,554	$10,454
Small Business Administration, 2.21%, 2/01/2033	72,701	65,754
Small Business Administration, 2.22%, 3/01/2033	119,182	108,343
Small Business Administration, 3.15%, 7/01/2033	137,609	128,382
Small Business Administration, 3.16%, 8/01/2033	175,957	164,377
Small Business Administration, 3.62%, 9/01/2033	132,898	126,461
		$603,771
U.S. Treasury Obligations – 5.5%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$112,733
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	3,097,035
U.S. Treasury Bonds, 2.375%, 2/15/2042	9,053,000	6,652,540
U.S. Treasury Bonds, 2.875%, 5/15/2043	6,853,400	5,394,108
U.S. Treasury Bonds, 3.875%, 5/15/2043	9,659,000	8,832,703
U.S. Treasury Bonds, 4.375%, 8/15/2043	1,516,000	1,484,259
U.S. Treasury Bonds, 4.75%, 11/15/2043	3,755,000	3,864,130
U.S. Treasury Bonds, 2.5%, 2/15/2046	3,581,000	2,570,207
U.S. Treasury Bonds, 2.875%, 11/15/2046 (f)	7,328,000	5,606,492
U.S. Treasury Notes, 2.25%, 3/31/2024	17,244,000	17,199,044
U.S. Treasury Notes, 3.875%, 3/31/2025	2,344,000	2,316,348
U.S. Treasury Notes, 4.875%, 11/30/2025	5,839,000	5,853,141
U.S. Treasury Notes, 0.875%, 9/30/2026	5,600,000	5,114,375
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	8,332,820
U.S. Treasury Notes, 3.625%, 3/31/2028	11,275,000	10,980,352
U.S. Treasury Notes, 2.375%, 5/15/2029	8,149,500	7,433,554
U.S. Treasury Notes, 3.875%, 9/30/2029	4,658,000	4,564,476
U.S. Treasury Notes, 1.625%, 5/15/2031	4,940,000	4,139,373
U.S. Treasury Notes, 1.875%, 2/15/2032	7,500,000	6,297,949
U.S. Treasury Notes, 2.75%, 8/15/2032	14,707,000	13,130,019
U.S. Treasury Notes, 3.25%, 5/15/2042	1,714,000	1,441,367
		$124,417,025
Utilities - Electric Power – 2.2%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$1,238,000	$1,231,604
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	2,453,125	2,090,761
AEP Transmission Co. LLC, 5.4%, 3/15/2053	1,016,000	1,006,052
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079	1,018,000	999,172
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	1,885,000	1,830,900
Alabama Power Co., 3.45%, 10/01/2049	2,366,000	1,721,085

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)		$1,024,568	$761,576
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		305,000	250,461
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)		973,957	901,203
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		360,000	345,640
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		300,000	256,143
Buffalo Energy Mexico Holdings S.A. de C.V., 7.875%, 2/15/2039 (n)		483,000	512,936
CenterPoint Energy, Inc., 2.65%, 6/01/2031		702,000	588,586
Continuum Energy Aura Pte. Ltd., 9.5%, 2/24/2027 (n)		338,000	351,896
Duke Energy Carolinas LLC, 2.85%, 3/15/2032		2,231,000	1,895,644
Duke Energy Florida LLC, 6.2%, 11/15/2053		756,000	818,706
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)		967,000	913,090
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)		257,000	232,291
Enel Finance International N.V., 4.625%, 6/15/2027 (n)		1,080,000	1,058,823
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		1,318,000	1,053,231
Enel Finance International N.V., 7.75%, 10/14/2052 (n)		1,023,000	1,224,029
Energuate Trust, 5.875%, 5/03/2027		1,002,000	959,916
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)		2,155,000	1,732,089
EPH Financing International A.S., 6.651%, 11/13/2028	EUR	953,000	1,051,181
Eversource Energy, 5.5%, 1/01/2034		$1,026,000	1,015,504
FirstEnergy Corp., 2.65%, 3/01/2030		1,817,000	1,553,233
Florida Power & Light Co., 3.95%, 3/01/2048		1,629,000	1,320,796
Georgia Power Co., 4.7%, 5/15/2032		2,379,000	2,299,213
Georgia Power Co., 5.125%, 5/15/2052		1,101,000	1,043,671
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		738,150	693,861
Greenko Power II Ltd. (Republic of India), 4.3%, 12/13/2028 (n)		900,000	823,499
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		405,000	386,775
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		2,404,000	1,987,278
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)		1,039,000	970,752
MidAmerican Energy Co., 5.85%, 9/15/2054		1,427,000	1,502,514
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025		848,000	851,050
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		780,000	784,166
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032		1,197,000	972,156
Pacific Gas & Electric Co., 6.1%, 1/15/2029		531,000	543,565
Pacific Gas & Electric Co., 2.5%, 2/01/2031		1,645,000	1,348,035
PPL Electric Utilities Corp., 4.85%, 2/15/2034		1,017,000	990,321
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		1,249,000	1,142,835
Southern California Edison Co., 4.5%, 9/01/2040		454,000	395,891
Southern California Edison Co., 3.65%, 2/01/2050		796,000	582,614
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		800,800	793,192

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Transelec S.A., 3.875%, 1/12/2029 (n)	$811,000	$756,866
WEC Energy Group, Inc., 4.75%, 1/09/2026	2,359,000	2,336,019
Xcel Energy, Inc., 4.6%, 6/01/2032	1,154,000	1,076,044
Xcel Energy, Inc., 5.5%, 3/15/2034	906,000	890,507
		$50,847,372
Utilities - Other – 0.1%
Aegea Finance S.à r.l., 6.75%, 5/20/2029 (n)	$400,000	$388,859
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)	657,000	695,040
National Central Cooling Co. PJSC, 2.5%, 10/21/2027	957,000	860,927
		$1,944,826
Total Bonds (Identified Cost, $1,059,852,612)		$1,007,276,636
Common Stocks – 30.2%
Aerospace & Defense – 0.4%
General Dynamics Corp.	32,812	$8,965,879
Alcoholic Beverages – 0.3%
Ambev S.A.	874,800	$2,213,792
Kirin Holdings Co. Ltd.	284,600	3,957,102
		$6,170,894
Automotive – 0.4%
Bridgestone Corp.	74,400	$3,198,922
Compagnie Generale des Etablissements Michelin	66,162	2,444,855
Stellantis N.V.	138,966	3,624,943
		$9,268,720
Biotechnology – 0.0%
Biogen, Inc. (a)	3,805	$825,647
Broadcasting – 0.4%
Omnicom Group, Inc.	97,960	$8,658,684
Brokerage & Asset Managers – 0.4%
Bank of New York Mellon Corp.	147,361	$8,265,478
Business Services – 0.2%
SCSK Corp.	57,200	$1,053,042
TriNet Group, Inc.	12,481	1,597,693
Verisk Analytics, Inc., “A”	7,059	1,707,572
		$4,358,307
Cable TV – 0.3%
Comcast Corp., “A”	179,603	$7,695,989

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.0%
Nutrien Ltd.	12,895	$673,088
Computer Software – 0.1%
Microsoft Corp.	6,998	$2,894,653
Computer Software - Systems – 0.6%
Hon Hai Precision Industry Co. Ltd.	2,458,000	$8,009,428
Lenovo Group Ltd.	2,346,000	2,597,844
Samsung Electronics Co. Ltd.	63,565	3,503,808
		$14,111,080
Construction – 2.1%
American Homes 4 Rent, “A”, REIT	311,472	$11,527,579
Anhui Conch Cement Co. Ltd.	1,048,500	2,292,652
AvalonBay Communities, Inc., REIT	24,934	4,414,066
Compagnie de Saint-Gobain S.A.	61,497	4,732,376
Essex Property Trust, Inc., REIT	38,329	8,869,331
Heidelberg Materials AG	49,991	4,846,515
Masco Corp.	14,433	1,107,877
Mid-America Apartment Communities, Inc., REIT	71,101	8,935,974
Zhejiang Supor Co. Ltd.	143,800	1,105,100
		$47,831,470
Consumer Products – 1.0%
Colgate-Palmolive Co.	91,650	$7,929,558
Kenvue, Inc.	53,892	1,023,948
Kimberly-Clark Corp.	95,977	11,629,533
Procter & Gamble Co.	6,041	960,157
		$21,543,196
Electrical Equipment – 0.1%
Mitsubishi Electric Corp.	94,900	$1,507,500
Electronics – 0.6%
Broadcom, Inc.	1,299	$1,689,336
Lam Research Corp.	6,049	5,675,474
Novatek Microelectronics Corp.	146,000	2,775,938
NVIDIA Corp.	4,033	3,190,587
		$13,331,335
Energy - Independent – 0.8%
Phillips 66	86,597	$12,340,939
Valero Energy Corp.	35,318	4,996,084
		$17,337,023

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 1.2%
Aker BP ASA	65,281	$1,583,885
Eni S.p.A.	503,884	7,759,430
Exxon Mobil Corp.	18,146	1,896,620
Harbour Energy PLC	307,808	980,690
LUKOIL PJSC (a)(u)	17,902	0
PetroChina Co. Ltd.	8,730,000	6,879,635
Suncor Energy, Inc. (l)	82,163	2,823,019
TotalEnergies SE	93,891	5,986,151
		$27,909,430
Engineering - Construction – 0.2%
ACS Actividades de Construcción y Servicios S.A.	31,282	$1,282,736
Doosan Bobcat, Inc.	73,352	2,586,269
		$3,869,005
Food & Beverages – 0.6%
General Mills, Inc.	147,043	$9,437,220
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	366,200	1,443,265
J.M. Smucker Co.	20,488	2,462,043
WH Group Ltd.	1,198,500	722,514
		$14,065,042
Food & Drug Stores – 0.3%
Tesco PLC	2,077,498	$7,311,323
Forest & Paper Products – 0.5%
Rayonier, Inc., REIT	177,403	$6,107,985
Weyerhaeuser Co., REIT	169,174	5,816,202
		$11,924,187
Gaming & Lodging – 0.1%
Aristocrat Leisure Ltd.	40,900	$1,239,659
Ryman Hospitality Properties, Inc., REIT	18,094	2,143,777
		$3,383,436
Health Maintenance Organizations – 0.3%
Cigna Group	21,602	$7,261,296
Insurance – 1.6%
China Pacific Insurance Co. Ltd.	370,800	$707,549
Corebridge Financial, Inc.	87,248	2,166,368
DB Insurance Co. Ltd.	16,832	1,248,875
Equitable Holdings, Inc.	241,934	8,283,820
Hartford Financial Services Group, Inc.	33,786	3,238,050
Manulife Financial Corp.	516,961	12,269,325

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
MetLife, Inc.	69,296	$4,832,703
Samsung Fire & Marine Insurance Co. Ltd.	12,573	2,813,723
		$35,560,413
Machinery & Tools – 0.3%
Volvo Group	213,835	$5,880,958
Major Banks – 0.7%
BNP Paribas S.A.	71,926	$4,305,109
DBS Group Holdings Ltd.	407,300	10,089,041
Erste Group Bank AG	39,814	1,587,843
		$15,981,993
Medical & Health Technology & Services – 1.2%
Encompass Health Corp.	132,196	$9,835,383
McKesson Corp.	13,679	7,132,367
Universal Health Services, Inc.	54,087	9,035,774
		$26,003,524
Metals & Mining – 0.9%
Fortescue Ltd.	154,501	$2,604,037
Glencore PLC	235,920	1,117,203
Rio Tinto PLC	166,170	10,653,527
Toyota Tsusho Corp.	51,100	3,297,368
Vale S.A.	184,300	2,483,607
		$20,155,742
Other Banks & Diversified Financials – 0.2%
China Construction Bank Corp.	3,229,000	$2,012,583
KB Financial Group, Inc.	25,822	1,231,374
M&T Bank Corp.	15,096	2,109,515
Sberbank of Russia PJSC (a)(u)	1,738,404	0
		$5,353,472
Pharmaceuticals – 2.3%
AbbVie, Inc.	73,296	$12,903,761
Johnson & Johnson	51,057	8,239,579
Merck & Co., Inc.	14,590	1,855,118
Novartis AG	54,351	5,499,939
Organon & Co.	398,341	6,935,117
Pfizer, Inc.	67,694	1,797,952
Roche Holding AG	42,183	11,063,885
Sanofi	28,164	2,675,341
		$50,970,692

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Printing & Publishing – 0.2%
Lamar Advertising Co., REIT	31,270	$3,456,899
Real Estate – 7.2%
Alexandria Real Estate Equities, Inc., REIT	83,571	$10,423,811
Boston Properties, Inc., REIT	124,271	8,042,819
Brixmor Property Group, Inc., REIT	601,053	13,589,808
Broadstone Net Lease, Inc., REIT	37,181	554,369
CubeSmart, REIT	225,031	9,813,602
Douglas Emmett, Inc., REIT	354,462	4,685,988
Equity Lifestyle Properties, Inc., REIT	197,058	13,265,944
Extra Space Storage, Inc., REIT	98,805	13,928,541
Farmland Partners, Inc., REIT	251,037	2,962,237
Federal Realty Investment Trust, REIT	108,251	10,917,113
Kimco Realty Corp., REIT	312,642	6,177,806
NNN REIT, Inc.	243,912	9,924,779
Phillips Edison & Co., REIT	146,754	5,242,053
Prologis, Inc., REIT	215,075	28,663,045
Rexford Industrial Realty, Inc., REIT	137,548	6,998,442
Sun Communities, Inc., REIT	131,980	17,653,645
		$162,844,002
Restaurants – 0.4%
Pluxee N.V. (a)	58,072	$1,659,172
Sodexo	78,518	6,254,348
		$7,913,520
Specialty Chemicals – 0.0%
Chemours Co.	35,512	$698,521
Specialty Stores – 0.5%
Home Depot, Inc.	10,523	$4,005,159
Ross Stores, Inc.	14,994	2,233,506
Target Corp.	37,522	5,737,865
		$11,976,530
Telecommunications - Wireless – 0.9%
KDDI Corp.	291,900	$8,866,813
SBA Communications Corp., REIT	49,912	10,443,088
		$19,309,901
Telephone Services – 1.8%
Digital Realty Trust, Inc., REIT	61,225	$8,988,442
Equinix, Inc., REIT	33,286	29,585,263
Hellenic Telecommunications Organization S.A.	187,209	2,824,603
		$41,398,308

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 0.5%
British American Tobacco PLC	180,890	$5,354,513
Japan Tobacco, Inc.	215,400	5,591,895
		$10,946,408
Utilities - Electric Power – 0.6%
Edison International	110,038	$7,484,785
Iberdrola S.A.	269,438	3,092,635
PG&E Corp.	98,548	1,644,766
Vistra Corp.	41,434	2,259,810
		$14,481,996
Total Common Stocks (Identified Cost, $553,131,597)		$682,095,541
Preferred Stocks – 0.2%
Metals & Mining – 0.2%
Gerdau S.A. (Identified Cost, $4,919,629)	981,415	$4,244,618
Convertible Bonds – 0.0%
Utilities - Electric Power – 0.0%
Pacific Gas and Electric Corp., 4.25%, 12/01/2027 (n) (Identified Cost, $950,000)	$950,000	$949,050
Investment Companies (h) – 24.8%
Bond Funds – 22.5%
MFS High Yield Pooled Portfolio (v)	62,112,495	$509,322,463
Money Market Funds – 2.3%
MFS Institutional Money Market Portfolio, 5.37% (v)	50,404,747	$50,404,747
Total Investment Companies (Identified Cost, $557,431,017)		$559,727,210
Collateral for Securities Loaned – 0.1%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.25% (j) (Identified Cost, $2,655,333)	2,655,333	$2,655,333

Other Assets, Less Liabilities – 0.2%		4,894,033
Net Assets – 100.0%		$2,261,842,421

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $559,727,210 and $1,697,221,178, respectively.

Portfolio of Investments – continued
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $266,236,706, representing 11.8% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.435% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038	2/14/22	$166,566	$167,161
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.635% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036	11/12/21-5/25/22	248,979	246,841
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.935% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036	11/12/21	109,000	106,324
Total Restricted Securities			$520,326
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna

Portfolio of Investments – continued
EUR	Euro
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 2/29/24
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	5,676,191	USD	1,129,986	Goldman Sachs International	5/03/2024	$4,923
KRW	1,210,376,000	USD	910,742	Merrill Lynch International	4/26/2024	876
USD	5,508,802	BRL	27,379,574	Barclays Bank PLC	5/03/2024	34,475
USD	337,768	BRL	1,680,606	Goldman Sachs International	5/03/2024	1,745
USD	40,837	CNH	291,000	UBS AG	4/19/2024	332
USD	2,288,709	CZK	51,593,527	BNP Paribas S.A.	4/19/2024	89,046
USD	91,139	CZK	2,078,518	Brown Brothers Harriman	4/19/2024	2,522
USD	2,797,824	CZK	63,058,755	Merrill Lynch International	4/19/2024	109,346
USD	1,058,551	EUR	977,183	JPMorgan Chase Bank N.A.	4/19/2024	341
USD	10,798,163	EUR	9,891,145	Merrill Lynch International	4/19/2024	86,857
USD	233,845	EUR	214,000	Morgan Stanley Capital Services, Inc.	4/19/2024	2,100
USD	583,209	HUF	203,353,418	Goldman Sachs International	4/19/2024	25,462
						$358,025
Liability Derivatives
HUF	511,165,883	USD	1,466,259	BNP Paribas S.A.	4/19/2024	$(64,259)
JPY	215,547,497	USD	1,485,216	HSBC Bank	4/19/2024	(36,529)
PLN	293,890	USD	73,934	HSBC Bank	4/19/2024	(376)
PLN	359,199	USD	90,389	Merrill Lynch International	4/19/2024	(485)
ZAR	452,054	USD	23,986	State Street Bank Corp.	4/19/2024	(512)
USD	1,069,103	EUR	990,874	State Street Bank Corp.	4/19/2024	(3,932)
USD	910,831	KRW	1,210,376,000	Merrill Lynch International	4/26/2024	(787)
USD	3,668,693	MXN	64,049,510	Barclays Bank PLC	4/19/2024	(60,625)
USD	318,763	MXN	5,547,835	Brown Brothers Harriman	4/19/2024	(4,262)
USD	330,808	MXN	5,704,851	Morgan Stanley Capital Services, Inc.	4/19/2024	(1,360)
USD	399,739	PLN	1,608,737	HSBC Bank	4/19/2024	(2,914)
						$(176,041)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	54	$6,439,500	June – 2024	$28,496
U.S. Treasury Note 10 yr	Long	USD	737	81,392,437	June – 2024	248,067
U.S. Treasury Note 2 yr	Long	USD	107	21,908,250	June – 2024	17,621
U.S. Treasury Ultra Bond 30 yr	Long	USD	114	14,577,750	June – 2024	82,389
						$376,573
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	82	$8,766,312	June – 2024	$(11,158)
U.S. Treasury Ultra Note 10 yr	Short	USD	363	41,444,391	June – 2024	(202,869)
						$(214,027)
At February 29, 2024, the fund had liquid securities with an aggregate value of $1,986,148 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 2/29/24
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $2,564,286 of securities on loan (identified cost, $1,621,509,171)	$1,697,221,178
Investments in affiliated issuers, at value (identified cost, $557,431,017)	559,727,210
Cash	3,456,555
Foreign currency, at value (identified cost, $1,057,562)	1,057,561
Receivables for
Forward foreign currency exchange contracts	358,025
Net daily variation margin on open futures contracts	116,029
Investments sold	8,763,093
TBA sale commitments	8,244,069
Fund shares sold	919,612
Interest and dividends	13,010,652
Other assets	6,363
Total assets	$2,292,880,347
Liabilities
Payables for
Distributions	$593,545
Forward foreign currency exchange contracts	176,041
Investments purchased	9,808,811
When-issued investments purchased	699,000
TBA purchase commitments	11,599,890
Fund shares reacquired	4,158,582
Collateral for securities loaned, at value	2,655,333
Payable to affiliates
Investment adviser	36,980
Administrative services fee	1,813
Shareholder servicing costs	554,871
Distribution and service fees	24,400
Payable for independent Trustees' compensation	10
Deferred foreign capital gains tax expense payable	489,735
Accrued expenses and other liabilities	238,915
Total liabilities	$31,037,926
Net assets	$2,261,842,421

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$2,294,027,705
Total distributable earnings (loss)	(32,185,284)
Net assets	$2,261,842,421
Shares of beneficial interest outstanding	190,421,521

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,220,301,587	102,716,928	$11.88
Class C	139,681,967	11,765,361	11.87
Class I	664,289,690	55,940,991	11.87
Class R1	177,836	14,983	11.87
Class R2	997,323	83,982	11.88
Class R3	10,443,453	878,788	11.88
Class R4	16,612,959	1,398,160	11.88
Class R6	209,337,606	17,622,328	11.88

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.41 [100 / 95.75 x $11.88]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 2/29/24
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$52,638,405
Dividends from affiliated issuers	40,607,192
Dividends	27,563,581
Other	69,361
Income on securities loaned	49,763
Foreign taxes withheld	(1,199,879)
Total investment income	$119,728,423
Expenses
Management fee	$13,156,567
Distribution and service fees	4,938,200
Shareholder servicing costs	2,182,802
Administrative services fee	353,287
Independent Trustees' compensation	42,102
Custodian fee	259,076
Shareholder communications	145,110
Audit and tax fees	89,055
Legal fees	13,266
Miscellaneous	246,699
Total expenses	$21,426,164
Fees paid indirectly	(13,948)
Reduction of expenses by investment adviser and distributor	(1,392,103)
Net expenses	$20,020,113
Net investment income (loss)	$99,708,310

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,793,136)
Affiliated issuers	(16,668,173)
Written options	95,900
Futures contracts	(5,739,859)
Forward foreign currency exchange contracts	(633,392)
Foreign currency	5,036
Net realized gain (loss)	$(39,733,624)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $12,241 increase in deferred foreign capital gains tax)	$71,054,004
Affiliated issuers	35,375,366
Written options	(59,302)
Futures contracts	603,580
Forward foreign currency exchange contracts	233,168
Translation of assets and liabilities in foreign currencies	32,174
Net unrealized gain (loss)	$107,238,990
Net realized and unrealized gain (loss)	$67,505,366
Change in net assets from operations	$167,213,676
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/29/24	2/28/23
Change in net assets
From operations
Net investment income (loss)	$99,708,310	$100,751,457
Net realized gain (loss)	(39,733,624)	(40,353,749)
Net unrealized gain (loss)	107,238,990	(297,808,054)
Change in net assets from operations	$167,213,676	$(237,410,346)
Total distributions to shareholders	$(90,467,176)	$(131,363,838)
Change in net assets from fund share transactions	$(404,244,403)	$(396,673,104)
Total change in net assets	$(327,497,903)	$(765,447,288)
Net assets
At beginning of period	2,589,340,324	3,354,787,612
At end of period	$2,261,842,421	$2,589,340,324
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.48	$12.91	$13.14	$12.86	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.41	$0.38	$0.37	$0.37
Net realized and unrealized gain (loss)	0.36	(1.31)	0.07	0.28	0.51
Total from investment operations	$0.83	$(0.90)	$0.45	$0.65	$0.88
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.38)	$(0.41)	$(0.34)	$(0.37)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.43)	$(0.53)	$(0.68)	$(0.37)	$(0.37)
Net asset value, end of period (x)	$11.88	$11.48	$12.91	$13.14	$12.86
Total return (%) (r)(s)(t)(x)	7.40	(6.96)	3.22	5.28	7.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.95	0.97	0.99	0.99	0.98
Expenses after expense reductions (f)(h)	0.89	0.93	0.98	0.98	0.97
Net investment income (loss)	4.11	3.46	2.78	2.97	2.86
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$1,220,302	$1,300,451	$1,563,027	$1,577,032	$1,540,570
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.47	$12.91	$13.14	$12.85	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.32	$0.28	$0.28	$0.28
Net realized and unrealized gain (loss)	0.35	(1.32)	0.06	0.29	0.49
Total from investment operations	$0.74	$(1.00)	$0.34	$0.57	$0.77
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$(0.30)	$(0.25)	$(0.27)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.44)	$(0.57)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$11.87	$11.47	$12.91	$13.14	$12.85
Total return (%) (r)(s)(t)(x)	6.61	(7.74)	2.44	4.57	6.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.72	1.74	1.74	1.73
Expenses after expense reductions (f)(h)	1.64	1.69	1.73	1.73	1.72
Net investment income (loss)	3.40	2.71	2.05	2.27	2.14
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$139,682	$220,775	$355,639	$456,806	$724,758

Class I	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.47	$12.91	$13.14	$12.86	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.44	$0.41	$0.40	$0.40
Net realized and unrealized gain (loss)	0.36	(1.32)	0.07	0.29	0.51
Total from investment operations	$0.86	$(0.88)	$0.48	$0.69	$0.91
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.41)	$(0.44)	$(0.38)	$(0.40)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.46)	$(0.56)	$(0.71)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$11.87	$11.47	$12.91	$13.14	$12.86
Total return (%) (r)(s)(t)(x)	7.67	(6.81)	3.47	5.54	7.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.70	0.72	0.74	0.74	0.73
Expenses after expense reductions (f)(h)	0.64	0.69	0.73	0.73	0.72
Net investment income (loss)	4.37	3.70	3.03	3.24	3.11
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$664,290	$816,791	$1,145,617	$1,156,030	$1,425,004
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.46	$12.90	$13.13	$12.85	$12.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.32	$0.28	$0.28	$0.27
Net realized and unrealized gain (loss)	0.36	(1.32)	0.06	0.28	0.51
Total from investment operations	$0.75	$(1.00)	$0.34	$0.56	$0.78
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$(0.30)	$(0.25)	$(0.27)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.44)	$(0.57)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$11.87	$11.46	$12.90	$13.13	$12.85
Total return (%) (r)(s)(t)(x)	6.70	(7.75)	2.44	4.49	6.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.70	1.72	1.74	1.74	1.73
Expenses after expense reductions (f)(h)	1.64	1.69	1.73	1.73	1.72
Net investment income (loss)	3.36	2.70	2.03	2.22	2.12
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$178	$180	$225	$241	$214

Class R2	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.47	$12.91	$13.14	$12.86	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.38	$0.34	$0.35	$0.34
Net realized and unrealized gain (loss)	0.36	(1.32)	0.07	0.27	0.51
Total from investment operations	$0.81	$(0.94)	$0.41	$0.62	$0.85
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.35)	$(0.37)	$(0.31)	$(0.34)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.40)	$(0.50)	$(0.64)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$11.88	$11.47	$12.91	$13.14	$12.86
Total return (%) (r)(s)(t)(x)	7.23	(7.28)	2.96	5.01	6.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.22	1.24	1.24	1.23
Expenses after expense reductions (f)(h)	1.14	1.18	1.23	1.23	1.22
Net investment income (loss)	3.88	3.21	2.53	2.78	2.65
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$997	$1,289	$1,647	$1,830	$3,085
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.48	$12.92	$13.15	$12.86	$12.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.41	$0.38	$0.37	$0.37
Net realized and unrealized gain (loss)	0.35	(1.32)	0.07	0.29	0.50
Total from investment operations	$0.83	$(0.91)	$0.45	$0.66	$0.87
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.38)	$(0.41)	$(0.34)	$(0.37)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.43)	$(0.53)	$(0.68)	$(0.37)	$(0.37)
Net asset value, end of period (x)	$11.88	$11.48	$12.92	$13.15	$12.86
Total return (%) (r)(s)(t)(x)	7.40	(7.04)	3.21	5.36	7.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.95	0.97	0.99	0.99	0.98
Expenses after expense reductions (f)(h)	0.89	0.93	0.98	0.98	0.97
Net investment income (loss)	4.19	3.45	2.78	2.98	2.86
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$10,443	$21,712	$22,253	$22,760	$24,385

Class R4	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.48	$12.92	$13.15	$12.86	$12.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.44	$0.42	$0.41	$0.41
Net realized and unrealized gain (loss)	0.37	(1.32)	0.06	0.29	0.49
Total from investment operations	$0.86	$(0.88)	$0.48	$0.70	$0.90
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.41)	$(0.44)	$(0.38)	$(0.40)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.46)	$(0.56)	$(0.71)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$11.88	$11.48	$12.92	$13.15	$12.86
Total return (%) (r)(s)(t)(x)	7.67	(6.80)	3.47	5.62	7.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.69	0.72	0.74	0.74	0.73
Expenses after expense reductions (f)(h)	0.64	0.69	0.73	0.73	0.72
Net investment income (loss)	4.27	3.71	3.05	3.24	3.15
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$16,613	$4,146	$5,995	$8,626	$9,783
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$11.48	$12.91	$13.14	$12.86	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.45	$0.42	$0.42	$0.41
Net realized and unrealized gain (loss)	0.36	(1.31)	0.07	0.28	0.51
Total from investment operations	$0.87	$(0.86)	$0.49	$0.70	$0.92
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.45)	$(0.39)	$(0.41)
From net realized gain	—	(0.15)	(0.27)	(0.03)	(0.00)(w)
Total distributions declared to shareholders	$(0.47)	$(0.57)	$(0.72)	$(0.42)	$(0.41)
Net asset value, end of period (x)	$11.88	$11.48	$12.91	$13.14	$12.86
Total return (%) (r)(s)(t)(x)	7.77	(6.64)	3.57	5.64	7.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.63	0.65	0.65	0.64
Expenses after expense reductions (f)(h)	0.55	0.59	0.64	0.64	0.63
Net investment income (loss)	4.45	3.79	3.12	3.32	3.19
Portfolio turnover	60	62	72	111	57
Net assets at end of period (000 omitted)	$209,338	$223,996	$260,384	$266,792	$271,679

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to

Notes to Financial Statements  - continued
natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in emerging market issuers. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the MFS High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are

Notes to Financial Statements  - continued
generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements  - continued
judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 29, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$477,774,794	$—	$—	$477,774,794
France	28,057,352	—	—	28,057,352
Japan	27,472,642	—	—	27,472,642
United Kingdom	25,417,256	—	—	25,417,256
China	17,038,628	—	—	17,038,628
Switzerland	16,563,824	—	—	16,563,824
Canada	15,765,432	—	—	15,765,432
Italy	11,384,373	—	—	11,384,373
South Korea	11,384,049	—	—	11,384,049
Other Countries	55,481,809	—	0	55,481,809
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	125,020,796	—	125,020,796
Non - U.S. Sovereign Debt	—	256,461,664	—	256,461,664
Municipal Bonds	—	2,089,974	—	2,089,974
U.S. Corporate Bonds	—	226,065,670	—	226,065,670
Residential Mortgage-Backed Securities	—	190,584,602	—	190,584,602
Commercial Mortgage-Backed Securities	—	9,197,294	—	9,197,294
Asset-Backed Securities (including CDOs)	—	24,417,230	—	24,417,230
Foreign Bonds	—	174,388,457	—	174,388,457
Mutual Funds	562,382,542	—	—	562,382,542
Total	$1,248,722,701	$1,008,225,687	$0	$2,256,948,388
Other Financial Instruments
Futures Contracts – Assets	$376,573	$—	$—	$376,573
Futures Contracts – Liabilities	(214,027)	—	—	(214,027)
Forward Foreign Currency Exchange Contracts – Assets	—	358,025	—	358,025
Forward Foreign Currency Exchange Contracts – Liabilities	—	(176,041)	—	(176,041)

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 2/28/23	$520,336
Realized gain (loss)	623,766
Change in unrealized appreciation or depreciation	(520,336)
Sales	(623,766)
Balance as of 2/29/24	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at February 29, 2024 is $0. At February 29, 2024, the fund held two level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$376,573	$(214,027)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	358,025	(176,041)
Total		$734,598	$(390,068)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(5,739,859)	$—	$—	$—
Foreign Exchange	—	(633,392)	—	—
Equity	—	—	(3,914,991)	—
Credit	—	—	(233,996)	95,900
Total	$(5,739,859)	$(633,392)	$(4,148,987)	$95,900
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 29, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$603,580	$—	$—	$—
Foreign Exchange	—	233,168	—	—
Equity	—	—	3,590,991	—
Credit	—	—	107,861	(59,302)
Total	$603,580	$233,168	$3,698,852	$(59,302)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements  - continued
across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote  put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund

Notes to Financial Statements  - continued
is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

Notes to Financial Statements  - continued
enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to

Notes to Financial Statements  - continued
purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $2,564,286. The fair value of the fund's investment securities on loan and a related liability of $2,655,333 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.

Notes to Financial Statements  - continued
This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2024, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/29/24	Year ended 2/28/23
Ordinary income (including any short-term capital gains)	$90,467,176	$95,051,016
Long-term capital gains	—	36,312,822
Total distributions	$90,467,176	$131,363,838

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/29/24
Cost of investments	$2,213,546,023
Gross appreciation	149,124,586
Gross depreciation	(105,377,691)
Net unrealized appreciation (depreciation)	$43,746,895
Undistributed ordinary income	28,347,818
Capital loss carryforwards	(96,767,784)
Other temporary differences	(7,512,213)
Total distributable earnings (loss)	$(32,185,284)
As of February 29, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(51,756,537)
Long-Term	(45,011,247)
Total	$(96,767,784)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/29/24	Year ended 2/28/23
Class A	$46,716,075	$62,915,628
Class C	5,252,207	10,456,513
Class I	28,816,479	45,334,899
Class R1	5,553	7,733
Class R2	40,077	54,720
Class R3	474,253	959,124
Class R4	526,789	226,361
Class R6	8,635,743	11,408,860
Total	$90,467,176	$131,363,838

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2024. For the year ended February 29, 2024, this management fee reduction amounted to $305,496, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 29, 2024, this reduction amounted to $1,086,565, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $17,780 for the year ended February 29, 2024, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,134,704
Class C	0.75%	0.25%	1.00%	1.00%	1,763,893
Class R1	0.75%	0.25%	1.00%	1.00%	1,862
Class R2	0.25%	0.25%	0.50%	0.50%	5,769
Class R3	—	0.25%	0.25%	0.25%	31,972
Total Distribution and Service Fees					$4,938,200
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2024 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 29, 2024, this rebate amounted to $40 and $2 for Class A and Class C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2024, were as follows:
Amount
Class A	$19,628
Class C	4,020
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 29, 2024, the fee was $155,025, which equated to 0.0065% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2024, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,027,777.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on

Notes to Financial Statements  - continued
average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.0148% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
On August 3, 2022, MFS redeemed 21 shares of Class R2 for an aggregate amount  of $249.
On August 3, 2022, MFS redeemed 20 shares of Class R6 for an aggregate amount of $237.
During the year ended February 29, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $660,488.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 29, 2024, this reimbursement amounted to $37,411, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 29, 2024, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$663,263,068	$665,069,092
Non-U.S. Government securities	712,072,527	1,043,760,104

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,935,808	$114,233,364	14,774,136	$174,356,080
Class C	417,885	4,805,975	944,302	11,158,682
Class I	7,212,320	83,485,874	10,662,576	126,908,598
Class R1	1,461	16,855	1,874	22,246
Class R2	12,125	138,781	10,736	127,045
Class R3	150,981	1,741,790	286,020	3,366,042
Class R4	1,166,229	13,369,587	33,848	398,607
Class R6	3,653,428	42,085,119	3,524,722	41,388,166
	22,550,237	$259,877,345	30,238,214	$357,725,466
Shares issued to shareholders in reinvestment of distributions
Class A	3,847,635	$44,426,274	5,070,118	$59,553,596
Class C	430,952	4,970,976	837,455	9,851,187
Class I	2,062,866	23,807,476	3,225,812	37,924,405
Class R1	478	5,510	653	7,678
Class R2	3,436	39,648	4,647	54,626
Class R3	39,113	452,450	81,598	957,903
Class R4	45,621	526,789	19,182	225,843
Class R6	724,448	8,364,910	939,612	11,034,589
	7,154,549	$82,594,033	10,179,077	$119,609,827
Shares reacquired
Class A	(24,374,838)	$(280,539,850)	(27,576,832)	$(322,612,726)
Class C	(8,330,133)	(95,596,888)	(10,091,221)	(118,516,947)
Class I	(24,530,284)	(282,066,263)	(31,441,612)	(368,467,110)
Class R1	(2,680)	(30,424)	(4,267)	(48,165)
Class R2	(43,954)	(505,009)	(30,572)	(377,408)
Class R3	(1,202,718)	(13,773,819)	(199,120)	(2,335,392)
Class R4	(174,808)	(2,014,703)	(156,023)	(1,831,518)
Class R6	(6,273,262)	(72,188,825)	(5,110,900)	(59,819,131)
	(64,932,677)	$(746,715,781)	(74,610,547)	$(874,008,397)

Notes to Financial Statements  - continued
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Net change
Class A	(10,591,395)	$(121,880,212)	(7,732,578)	$(88,703,050)
Class C	(7,481,296)	(85,819,937)	(8,309,464)	(97,507,078)
Class I	(15,255,098)	(174,772,913)	(17,553,224)	(203,634,107)
Class R1	(741)	(8,059)	(1,740)	(18,241)
Class R2	(28,393)	(326,580)	(15,189)	(195,737)
Class R3	(1,012,624)	(11,579,579)	168,498	1,988,553
Class R4	1,037,042	11,881,673	(102,993)	(1,207,068)
Class R6	(1,895,386)	(21,738,796)	(646,566)	(7,396,376)
	(35,227,891)	$(404,244,403)	(34,193,256)	$(396,673,104)
Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2024, the fund’s commitment fee and interest expense were $12,136 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$591,376,239	$45,361,359	$146,124,190	$(16,677,162)	$35,386,217	$509,322,463
MFS Institutional Money Market Portfolio	151,917,677	693,599,386	795,110,454	8,989	(10,851)	50,404,747
	$743,293,916	$738,960,745	$941,234,644	$(16,668,173)	$35,375,366	$559,727,210

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$36,486,361	$—
MFS Institutional Money Market Portfolio	4,120,831	—
	$40,607,192	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied

Notes to Financial Statements  - continued
to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 29, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 12, 2024

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 68)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
William T. Allen(k) (age 57)	Deputy Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Brian Balasco(k) (age 46)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(k) (age 47)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 57)	Deputy Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 51)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 45)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer and of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee

Trustees and Officers - continued
shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Robert Almeida Neeraj Arora David Cole Rick Gable Alexander Mackey John Mitchell Matt Ryan Jonathan Sage Geoffrey Schechter Michael Skatrud Jake Stone

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2024 income tax forms in January 2025. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 6.76% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 29, 2024
MFS®  Government
Securities Fund
MFG-ANN

MFS® Government
Securities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Mortgage-Backed Securities	55.3%
U.S. Treasury Securities	43.3%
Commercial Mortgage-Backed Securities	3.5%
Asset-Backed Securities	2.3%
Collateralized Debt Obligations	1.6%
Municipal Bonds	0.6%
Residential Mortgage-Backed Securities	0.5%
Investment Grade Corporates	0.3%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	7.0%
AA	1.1%
A	0.6%
BBB (o)	0.0%
U.S. Government	35.3%
Federal Agencies	55.5%
Not Rated	8.1%
Cash & Cash Equivalents	0.5%
Other	(8.1)%
Portfolio facts
Average Duration (d)	6.0
Average Effective Maturity (m)	6.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
1

Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 29, 2024.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended February 29, 2024, Class A shares of the MFS Government Securities Fund (fund) provided a total return of 1.51%, at net asset value. This compares with a return of 2.31% for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using tools aimed at safeguarding the stability of the financial system to keep banking systems liquid as banks grappled with exposures to commercial real estate. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk as near-term recession risks diminished. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Index, duration(d) and yield curve(y) positioning, particularly the fund's lesser exposure to shifts in the short end (centered around maturities of 2 years) of the yield curve, was an area of relative weakness.
On the positive side, the fund’s asset allocation to agency collateralized mortgage obligations (CMO), and to both agency and non-agency commercial mortgage-backed securities (CMBS), was accretive to relative returns.
3

Management Review - continued
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 2/29/24
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 2/29/24
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/25/1984	1.51%	(0.37)%	0.45%
B	8/30/1993	0.75%	(1.11)%	(0.30)%
C	4/01/1996	0.76%	(1.11)%	(0.31)%
I	1/02/1997	1.76%	(0.14)%	0.68%
R1	4/01/2005	0.75%	(1.11)%	(0.30)%
R2	10/31/2003	1.26%	(0.62)%	0.20%
R3	4/01/2005	1.51%	(0.37)%	0.44%
R4	4/01/2005	1.76%	(0.12)%	0.69%
R6	7/02/2012	1.87%	(0.02)%	0.80%
Comparative benchmark(s)
Bloomberg U.S. Government/Mortgage Index (f)	2.31%	0.01%	0.98%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(2.80)%	(1.23)%	0.01%
B With CDSC (Declining over six years from 4% to 0%) (v)	(3.18)%	(1.49)%	(0.30)%
C With CDSC (1% for 12 months) (v)	(0.23)%	(1.11)%	(0.31)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2023 through February 29, 2024
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/23	Ending Account Value 2/29/24	Expenses Paid During Period (p) 9/01/23-2/29/24
A	Actual	0.78%	$1,000.00	$1,015.20	$3.91
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
B	Actual	1.53%	$1,000.00	$1,011.42	$7.65
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
C	Actual	1.53%	$1,000.00	$1,011.43	$7.65
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
I	Actual	0.53%	$1,000.00	$1,016.47	$2.66
	Hypothetical (h)	0.53%	$1,000.00	$1,022.23	$2.66
R1	Actual	1.53%	$1,000.00	$1,011.42	$7.65
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
R2	Actual	1.03%	$1,000.00	$1,013.93	$5.16
	Hypothetical (h)	1.03%	$1,000.00	$1,019.74	$5.17
R3	Actual	0.78%	$1,000.00	$1,015.20	$3.91
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
R4	Actual	0.53%	$1,000.00	$1,017.65	$2.66
	Hypothetical (h)	0.53%	$1,000.00	$1,022.23	$2.66
R6	Actual	0.42%	$1,000.00	$1,017.03	$2.11
	Hypothetical (h)	0.42%	$1,000.00	$1,022.77	$2.11
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
2/29/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 99.0%
Asset-Backed & Securitized – 7.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.016%, 11/15/2054 (i)	$21,773,334	$1,036,324
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.935% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	7,778,000	7,612,669
ACREC 2023-FL2 LLC, “A”, FLR, 7.548% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	4,824,645	4,831,667
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)	2,757,000	2,755,723
Arbor Realty Trust, Inc., CLO, 2021-FL1, “A”, FLR, 6.402% ((SOFR - 1mo. + 0.11448%) + 0.97%), 12/15/2035 (n)	3,485,621	3,472,159
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.932% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	3,901,000	3,801,544
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 6.832% ((SOFR - 1mo. + 0.11448%) + 1.4%), 8/15/2034 (n)	6,638,000	6,475,011
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.974% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	7,155,500	7,026,844
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	1,897,116	1,910,930
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.283%, 7/15/2054 (i)	21,037,984	1,351,034
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.606%, 2/15/2054 (i)	13,707,237	1,082,652
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.461%, 12/15/2055 (i)	23,028,014	820,912
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.266%, 2/15/2054 (i)	43,635,436	2,551,918
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.146%, 3/15/2054 (i)	26,271,369	1,351,838
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.884%, 6/15/2054 (i)	38,120,405	1,633,852
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.259%, 7/15/2054 (i)	33,514,825	2,004,317
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.272%, 8/15/2054 (i)	39,966,573	2,544,924
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.032%, 9/15/2054 (i)	45,169,605	2,214,706
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.363%, 7/15/2056	1,091,016	1,139,440
Bridgecrest Lending Auto Securitization Trust, 2023-1, “A2”, 6.34%, 7/15/2026	1,499,000	1,501,367
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 6.632% ((SOFR - 1mo. + 0.11448%) + 1.2%), 10/15/2036 (n)	3,648,334	3,583,806
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 6.912% ((SOFR - 1mo. + 0.11448%) + 1.48%), 10/15/2036 (n)	4,700,500	4,533,853
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.736% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	$7,779,500	$7,294,976
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	1,242,505	1,197,397
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 6.425% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	3,523,704	3,530,386
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.857%, 12/15/2072 (i)(n)	23,146,302	860,827
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.298%, 2/15/2054 (i)	33,064,482	2,200,795
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.772%, 4/15/2054 (i)	18,968,544	706,004
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.039%, 6/15/2064 (i)	13,265,040	697,582
CPS Auto Trust, 2019-D, “E”, 3.86%, 10/15/2025 (n)	3,509,405	3,498,296
Dell Equipment Finance Trust, 2023-1, “A2”, 5.65%, 9/22/2028 (n)	3,614,926	3,614,735
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	3,383,000	3,396,194
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	1,327,936	1,325,635
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	4,162,845	4,164,851
Exeter Automobile Receivables Trust, 2023-3A, “A2”, 6.11%, 9/15/2025	644,926	645,335
Flagship Credit Auto Trust, 2019-3, “D”, 2.86%, 12/15/2025 (n)	1,206,201	1,194,420
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	3,120,188	3,142,988
KREF 2018-FT1 Ltd., “AS”, FLR, 6.736% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	759,000	730,969
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	609,272	607,665
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	716,148	715,790
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.182% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	6,508,500	6,424,270
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 7.082% ((SOFR - 1mo. + 0.11448%) + 1.65%), 11/15/2038 (n)	10,000,000	9,815,260
MF1 2021-FL5 Ltd., “AS”, FLR, 6.632% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	3,875,500	3,808,248
MF1 2021-FL5 Ltd., “B”, FLR, 6.882% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	4,881,500	4,794,754
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.806%, 12/15/2051 (i)	22,426,016	709,001
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.289%, 5/15/2054 (i)	16,725,958	989,095
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.206%, 6/15/2054 (i)	20,316,226	1,086,979
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.092%, 10/15/2054 (i)	$80,333,440	$4,120,053
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	1,299,000	1,306,188
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	1,379,000	1,383,524
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	2,278,606	2,273,697
Onslow Bay Financial LLC OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	688,421	687,333
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	1,302,000	1,292,641
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.635% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (z)	2,839,126	2,814,662
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.935% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (z)	1,261,500	1,230,535
Santander Drive Auto Receivables Trust, 2024-1, “A2”, 5.71%, 2/16/2027	2,492,000	2,492,816
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)	2,902,000	2,900,078
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	1,891,067	1,888,724
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	6,339,789	6,306,124
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	1,772,474	1,759,557
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.934%, 1/15/2052 (i)(n)	12,578,344	432,569
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.521%, 8/15/2054 (i)	20,504,697	1,450,160
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.175% (SOFR - 30 day + 0.85%), 6/15/2026 (n)	539,760	540,134
World Omni Select Auto Trust 2023-A, “A2B”, FLR, 6.175% (SOFR - 30 day + 0.85%), 3/15/2027	4,360,083	4,364,506
		$169,633,243
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,018,000	$1,825,907
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$688,000	$661,063
Medical & Health Technology & Services – 0.2%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$1,726,000	$1,738,910
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	1,992,000	1,989,763
		$3,728,673
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 55.1%
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	$17,034,575	$16,590,571
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	52,871,228	48,763,456
Fannie Mae, 3.5%, 1/25/2030 - 6/25/2048	35,026,426	31,832,249
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	5,274,100	4,786,608
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	1,135,470	97,863
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	572,890	591,165
Fannie Mae, 6%, 1/01/2033 - 12/01/2037	1,476,056	1,512,829
Fannie Mae, 2%, 1/25/2033 - 4/25/2046	3,907,153	3,553,116
Fannie Mae, 3%, 2/25/2033 (i)	1,250,930	102,727
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	6,995,360	7,100,435
Fannie Mae, 3.556%, 6/25/2033	3,581,258	3,424,543
Fannie Mae, 5%, 11/01/2033 - 3/25/2042	8,071,617	7,995,437
Fannie Mae, 5.886%, 4/25/2034 - 7/25/2034	526,154	525,650
Fannie Mae, 5.726%, 1/25/2036	338,029	337,597
Fannie Mae, 5.889%, 5/15/2036	1,195,515	1,183,575
Fannie Mae, 5.736%, 7/25/2036 - 12/25/2045	3,421,052	3,350,273
Fannie Mae, 5.836%, 4/25/2037	176,077	172,765
Fannie Mae, 5.666%, 5/25/2037	398,943	389,516
Fannie Mae, 4%, 9/01/2040 - 7/01/2047	35,227,357	33,147,768
Fannie Mae, 1%, 3/25/2041	1,759,507	1,484,422
Fannie Mae, 5.786%, 3/25/2041 - 3/25/2046	1,079,142	1,067,533
Fannie Mae, 2.25%, 4/25/2041 - 7/25/2043	3,447,464	3,061,581
Fannie Mae, 5.936%, 7/25/2041	330,276	325,598
Fannie Mae, 1.75%, 9/25/2041 - 10/25/2041	3,886,715	3,561,346
Fannie Mae, 2.75%, 9/25/2042	1,254,333	1,172,645
Fannie Mae, 5.686%, 9/25/2045	202,385	198,976
Fannie Mae, UMBS, 2.5%, 5/01/2036 - 4/01/2053	140,687,743	117,284,680
Fannie Mae, UMBS, 2%, 4/01/2037 - 5/01/2052	112,703,846	89,984,035
Fannie Mae, UMBS, 5.5%, 10/01/2038 - 3/01/2054	20,879,740	20,704,133
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 3/01/2051	1,504,944	1,153,303
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 9/01/2052	4,628,756	4,157,706
Fannie Mae, UMBS, 3%, 6/01/2051 - 11/01/2052	37,111,933	31,905,792
Fannie Mae, UMBS, 4%, 8/01/2051 - 8/01/2053	7,640,630	7,099,632
Fannie Mae, UMBS, 4.5%, 9/01/2052	2,095,994	2,002,412
Fannie Mae, UMBS, 5%, 9/01/2052 - 11/01/2053	14,264,877	13,836,996
Fannie Mae, UMBS, 6%, 2/01/2053 - 11/01/2053	23,901,399	24,061,380
Freddie Mac, 0.941%, 4/25/2024 (i)	20,941,921	4,773
Freddie Mac, 0.643%, 7/25/2024 (i)	39,725,319	43,757
Freddie Mac, 3.303%, 7/25/2024	3,953,963	3,919,629
Freddie Mac, 3.064%, 8/25/2024	5,156,618	5,095,387
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	8,939,284	8,605,267
Freddie Mac, 2.67%, 12/25/2024	10,948,000	10,731,636
Freddie Mac, 3.062%, 12/25/2024	319,265	313,396
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.811%, 1/25/2025	$7,269,592	$7,114,435
Freddie Mac, 0.069%, 5/25/2025 (i)	587,585,677	749,877
Freddie Mac, 4%, 7/01/2025 - 1/15/2055	7,163,660	6,858,631
Freddie Mac, 3.5%, 11/15/2025 - 10/25/2058	38,831,974	36,079,727
Freddie Mac, 3.208%, 2/25/2026	2,070,789	2,008,213
Freddie Mac, 1.366%, 3/25/2027 (i)	5,583,000	208,824
Freddie Mac, 5.686%, 3/25/2027	2,463,302	2,439,917
Freddie Mac, 3.117%, 6/25/2027	1,025,000	976,555
Freddie Mac, 0.569%, 7/25/2027 (i)	102,246,123	1,649,179
Freddie Mac, 0.417%, 8/25/2027 (i)	79,814,277	1,007,671
Freddie Mac, 0.364%, 12/25/2027 (i)	1,378,784	17,031
Freddie Mac, 0.294%, 1/25/2028 (i)	141,155,921	1,507,884
Freddie Mac, 0.304%, 1/25/2028 (i)	60,601,137	668,340
Freddie Mac, 0.134%, 2/25/2028 (i)	170,130,239	929,115
Freddie Mac, 0.118%, 4/25/2028 (i)	111,609,185	600,636
Freddie Mac, 3.9%, 4/25/2028	1,867,674	1,809,040
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	33,182,417	30,055,841
Freddie Mac, 0.425%, 10/25/2028 (i)	39,466,037	756,078
Freddie Mac, 4.86%, 10/25/2028	10,217,040	10,249,116
Freddie Mac, 5.069%, 10/25/2028	4,475,000	4,527,622
Freddie Mac, 5%, 11/25/2028 - 12/01/2044	23,553,509	23,628,952
Freddie Mac, 4.724%, 12/25/2028	8,257,018	8,242,231
Freddie Mac, 5.976%, 3/25/2029	6,508,296	6,509,531
Freddie Mac, 1.09%, 7/25/2029 (i)	19,258,684	916,261
Freddie Mac, 5.966%, 7/25/2029 - 9/25/2029	20,104,548	20,115,766
Freddie Mac, 1.142%, 8/25/2029 (i)	33,564,352	1,686,038
Freddie Mac, 6.006%, 9/25/2029	6,439,596	6,447,785
Freddie Mac, 5.816%, 12/25/2029	3,012,500	2,995,498
Freddie Mac, 1.318%, 1/25/2030 (i)	26,648,195	1,676,033
Freddie Mac, 1.591%, 1/25/2030 (i)	19,512,584	1,471,990
Freddie Mac, 1.799%, 4/25/2030 (i)	14,430,646	1,338,644
Freddie Mac, 1.868%, 4/25/2030 (i)	20,077,463	1,906,967
Freddie Mac, 1.666%, 5/25/2030 (i)	12,033,779	1,036,894
Freddie Mac, 1.798%, 5/25/2030 (i)	26,880,424	2,501,772
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	3,110,404	3,158,161
Freddie Mac, 1.115%, 6/25/2030 (i)	19,993,733	1,123,972
Freddie Mac, 1.341%, 6/25/2030 (i)	11,124,134	783,820
Freddie Mac, 1.38%, 6/25/2030 (i)	29,599,960	2,005,868
Freddie Mac, 5.711%, 6/25/2030	2,700,276	2,690,393
Freddie Mac, 5.751%, 6/25/2030	1,981,549	1,969,242
Freddie Mac, 1.599%, 8/25/2030 (i)	10,235,210	875,973
Freddie Mac, 1.169%, 9/25/2030 (i)	6,568,138	416,866
Freddie Mac, 1.08%, 11/25/2030 (i)	13,158,725	793,755
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 4.94%, 11/25/2030	$4,625,432	$4,663,682
Freddie Mac, 0.327%, 1/25/2031 (i)	50,073,655	855,769
Freddie Mac, 0.537%, 1/25/2031 (i)	70,182,335	2,234,255
Freddie Mac, 0.781%, 1/25/2031 (i)	19,512,958	878,631
Freddie Mac, 0.935%, 1/25/2031 (i)	14,681,587	775,806
Freddie Mac, 0.515%, 3/25/2031 (i)	40,198,297	1,131,188
Freddie Mac, 0.732%, 3/25/2031 (i)	17,260,719	745,107
Freddie Mac, 1.215%, 5/25/2031 (i)	7,120,528	504,969
Freddie Mac, 0.938%, 7/25/2031 (i)	11,674,001	679,813
Freddie Mac, 0.508%, 8/25/2031 (i)	14,897,293	454,029
Freddie Mac, 0.536%, 9/25/2031 (i)	50,814,178	1,658,016
Freddie Mac, 0.856%, 9/25/2031 (i)	48,419,608	2,494,394
Freddie Mac, 0.349%, 11/25/2031 (i)	73,361,326	1,663,109
Freddie Mac, 0.498%, 12/25/2031 (i)	73,957,916	2,310,889
Freddie Mac, 0.567%, 12/25/2031 (i)	12,187,459	427,434
Freddie Mac, 0.767%, 2/25/2032 (i)	49,680,895	2,456,740
Freddie Mac, 6.081%, 9/25/2032	9,471,224	9,509,047
Freddie Mac, 5.889%, 11/15/2032	122,264	120,763
Freddie Mac, 0.154%, 11/25/2032 (i)	74,026,378	1,065,713
Freddie Mac, 0.266%, 5/25/2033 (i)	64,115,960	1,518,048
Freddie Mac, 6.051%, 7/25/2033	10,487,080	10,508,737
Freddie Mac, 0.128%, 8/25/2033 (i)	78,666,400	1,116,984
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	2,910,198	2,994,581
Freddie Mac, 5.5%, 2/15/2036 (i)	320,339	56,690
Freddie Mac, 6.5%, 5/01/2037	118,830	124,563
Freddie Mac, 5.689%, 3/15/2039 - 5/15/2041	2,686,386	2,599,838
Freddie Mac, 4.5%, 12/15/2040 (i)	70,730	5,605
Freddie Mac, 1.75%, 8/15/2041	1,022,254	933,133
Freddie Mac, 5.839%, 8/15/2046	410,993	401,856
Freddie Mac, 6.772%, 10/25/2053	768,039	781,326
Freddie Mac, 3.25%, 11/25/2061	12,669,928	11,038,575
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 9/01/2053	38,208,151	31,543,042
Freddie Mac, UMBS, 2%, 4/01/2037 - 3/01/2052	45,524,317	36,386,036
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 8/01/2052	4,627,633	4,161,052
Freddie Mac, UMBS, 3%, 2/01/2050 - 10/01/2052	39,258,758	33,658,063
Freddie Mac, UMBS, 1.5%, 4/01/2051 - 11/01/2051	10,052,281	7,515,912
Freddie Mac, UMBS, 4%, 5/01/2052	4,462,866	4,139,688
Freddie Mac, UMBS, 5%, 11/01/2052 - 4/01/2053	5,663,640	5,495,850
Freddie Mac, UMBS, 5.5%, 12/01/2052 - 10/01/2053	4,038,136	4,027,427
Freddie Mac, UMBS, 6%, 2/01/2053 - 11/01/2053	12,976,295	13,041,024
Ginnie Mae, 5.5%, 3/15/2033 - 6/20/2053	23,244,863	23,151,277
Ginnie Mae, 4.5%, 7/20/2033 - 10/20/2052	32,053,310	30,776,201
Ginnie Mae, 5.673%, 8/20/2034	1,017,493	1,032,715
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 5.686%, 4/16/2037	$169,042	$166,991
Ginnie Mae, 6.334%, 8/20/2038	182,172	182,721
Ginnie Mae, 4%, 5/16/2039 - 3/20/2053	5,268,842	4,963,373
Ginnie Mae, 5%, 8/20/2039 - 9/20/2053	26,791,280	26,196,563
Ginnie Mae, 6.236%, 9/16/2039	274,127	275,196
Ginnie Mae, 5.884%, 10/20/2039	801,264	795,037
Ginnie Mae, 6.184%, 10/20/2039	266,287	267,029
Ginnie Mae, 5.534%, 9/20/2041	10,059,678	9,876,270
Ginnie Mae, 3.5%, 10/20/2041 - 1/20/2043 (i)	4,515,508	684,323
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2052	20,249,118	18,462,420
Ginnie Mae, 2.5%, 6/20/2042 - 11/20/2051	24,289,106	20,570,352
Ginnie Mae, 4%, 8/16/2042 (i)	617,156	87,923
Ginnie Mae, 3%, 2/20/2043 - 10/20/2052	15,503,448	13,728,901
Ginnie Mae, 2.25%, 9/20/2043	538,159	519,824
Ginnie Mae, 2%, 11/20/2050 (i)	213,577	22,432
Ginnie Mae, 2%, 1/20/2052 - 11/20/2052	23,307,453	18,972,818
Ginnie Mae, 6%, 2/20/2054 - 11/20/2055	21,442,987	21,618,969
Ginnie Mae, 0.584%, 2/16/2059 (i)	2,479,754	74,762
Ginnie Mae, TBA, 2.5%, 11/20/2051	7,950,000	6,734,411
Ginnie Mae, TBA, 6.5%, 3/15/2054	1,925,000	1,951,107
Ginnie Mae, TBA, 3%, 3/20/2054	14,850,000	13,017,855
Ginnie Mae, TBA, 2%, 4/15/2054	16,325,000	13,299,131
Ginnie Mae, TBA , 7%, 3/20/2054	850,000	866,973
UMBS, TBA, 2%, 3/13/2054 - 4/25/2054	23,176,092	18,221,521
UMBS, TBA, 2.5%, 3/25/2054	10,300,000	8,461,551
		$1,183,396,332
Municipals – 0.6%
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	$985,000	$962,511
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	3,700,000	3,410,046
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	2,165,000	2,018,045
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	585,329	568,757
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	1,680,000	1,562,834
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	1,900,000	1,880,779
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	$1,550,000	$1,475,616
		$11,878,588
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.77%, 4/01/2024	$16,942	$16,916
Small Business Administration, 5.52%, 6/01/2024	6,799	6,788
Small Business Administration, 4.99%, 9/01/2024	12,311	12,259
Small Business Administration, 4.86%, 10/01/2024	16,659	16,564
Small Business Administration, 4.86%, 1/01/2025	31,260	30,944
Small Business Administration, 5.11%, 4/01/2025	31,317	31,007
Small Business Administration, 2.21%, 2/01/2033	578,554	523,266
Small Business Administration, 2.22%, 3/01/2033	908,854	826,199
Small Business Administration, 3.15%, 7/01/2033	861,714	803,936
Small Business Administration, 3.16%, 8/01/2033	351,914	328,754
Small Business Administration, 3.62%, 9/01/2033	332,244	316,153
		$2,912,786
U.S. Treasury Obligations – 35.0%
U.S. Treasury Bonds, 6%, 2/15/2026	$5,933,000	$6,088,278
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,030,318
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,455,658
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,102,352
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	8,000,871
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	21,666,629
U.S. Treasury Bonds, 4.75%, 11/15/2043	11,168,000	11,492,570
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	71,022,365
U.S. Treasury Notes, 2.25%, 3/31/2024	2,613,000	2,606,188
U.S. Treasury Notes, 3.875%, 3/31/2025	22,442,000	22,177,254
U.S. Treasury Notes, 3.875%, 4/30/2025	68,430,000	67,598,682
U.S. Treasury Notes, 4.25%, 5/31/2025	20,568,000	20,399,278
U.S. Treasury Notes, 3.5%, 9/15/2025	23,762,000	23,304,396
U.S. Treasury Notes, 4.875%, 11/30/2025	72,694,000	72,870,056
U.S. Treasury Notes, 2.625%, 12/31/2025	20,900,000	20,151,355
U.S. Treasury Notes, 0.75%, 5/31/2026	38,599,000	35,483,940
U.S. Treasury Notes, 2%, 11/15/2026 (f)	51,959,000	48,733,889
U.S. Treasury Notes, 2.75%, 2/15/2028	54,157,000	51,059,897
U.S. Treasury Notes, 3.625%, 3/31/2028	86,350,000	84,093,432
U.S. Treasury Notes, 1%, 7/31/2028	32,248,000	28,005,372
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	17,801,033
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	25,722,483
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	7,511,899
U.S. Treasury Notes, 3.5%, 4/30/2030	18,675,000	17,890,066
U.S. Treasury Notes, 4.125%, 8/31/2030	37,647,000	37,307,295
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 1.625%, 5/15/2031	$41,833,000	$35,053,113
U.S. Treasury Notes, 1.375%, 11/15/2031	11,425,300	9,273,684
		$750,902,353
Total Bonds (Identified Cost, $2,268,124,569)		$2,124,938,945
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 5.37% (v) (Identified Cost, $34,363,486)	34,364,117	$34,364,117

Other Assets, Less Liabilities – (0.6)%		(13,358,090)
Net Assets – 100.0%		$2,145,944,972

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $34,364,117 and $2,124,938,945, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $126,892,436, representing 5.9% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.635% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036	11/12/2021	$2,839,126	$2,814,662
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.935% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036	11/12/2021	1,261,500	1,230,535
Total Restricted Securities			$4,045,197
% of Net assets			0.2%
18

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 2/29/24
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	239	$28,500,750	June – 2024	$126,119
U.S. Treasury Note 10 yr	Long	USD	1,677	185,203,687	June – 2024	536,810
U.S. Treasury Note 5 yr	Long	USD	2,491	266,303,469	June – 2024	401,701
U.S. Treasury Ultra Bond 30 yr	Long	USD	645	82,479,375	June – 2024	466,149
						$1,530,779
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Short	USD	1,594	$326,371,500	June – 2024	$(265,672)
U.S. Treasury Ultra Note 10 yr	Short	USD	550	62,794,531	June – 2024	(307,378)
						$(573,050)
At February 29, 2024, the fund had liquid securities with an aggregate value of $11,140,733 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 2/29/24
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,268,124,569)	$2,124,938,945
Investments in affiliated issuers, at value (identified cost, $34,363,486)	34,364,117
Cash	21,884,313
Receivables for
Net daily variation margin on open futures contracts	749,957
Investments sold	47,448,103
TBA sale commitments	80,099,073
Fund shares sold	1,136,845
Interest	11,019,639
Other assets	6,307
Total assets	$2,321,647,299
Liabilities
Payables for
Distributions	$236,080
Investments purchased	30,809,282
TBA purchase commitments	142,696,614
Fund shares reacquired	1,436,581
Payable to affiliates
Investment adviser	42,032
Administrative services fee	1,719
Shareholder servicing costs	323,333
Distribution and service fees	7,246
Payable for independent Trustees' compensation	3,269
Accrued expenses and other liabilities	146,171
Total liabilities	$175,702,327
Net assets	$2,145,944,972
Net assets consist of
Paid-in capital	$2,570,383,856
Total distributable earnings (loss)	(424,438,884)
Net assets	$2,145,944,972
Shares of beneficial interest outstanding	251,590,883
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$415,010,215	48,604,260	$8.54
Class B	935,620	109,698	8.53
Class C	3,703,742	432,980	8.55
Class I	358,416,292	42,053,373	8.52
Class R1	1,591,846	186,621	8.53
Class R2	36,279,078	4,253,400	8.53
Class R3	22,264,121	2,608,804	8.53
Class R4	42,489,198	4,977,187	8.54
Class R6	1,265,254,860	148,364,560	8.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.92 [100 / 95.75 x $8.54]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 2/29/24
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$72,038,938
Dividends from affiliated issuers	8,852,400
Total investment income	$80,891,338
Expenses
Management fee	$8,234,400
Distribution and service fees	1,481,097
Shareholder servicing costs	1,247,568
Administrative services fee	326,979
Independent Trustees' compensation	40,620
Custodian fee	135,785
Shareholder communications	58,100
Audit and tax fees	78,844
Legal fees	12,264
Miscellaneous	232,481
Total expenses	$11,848,138
Fees paid indirectly	(7,713)
Reduction of expenses by investment adviser and distributor	(282,799)
Net expenses	$11,557,626
Net investment income (loss)	$69,333,712
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(38,367,643)
Affiliated issuers	19,893
Futures contracts	(24,174,033)
Net realized gain (loss)	$(62,521,783)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$23,830,530
Affiliated issuers	(2,737)
Futures contracts	1,829,592
Net unrealized gain (loss)	$25,657,385
Net realized and unrealized gain (loss)	$(36,864,398)
Change in net assets from operations	$32,469,314
See Notes to Financial Statements
22

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/29/24	2/28/23
Change in net assets
From operations
Net investment income (loss)	$69,333,712	$42,167,439
Net realized gain (loss)	(62,521,783)	(98,022,713)
Net unrealized gain (loss)	25,657,385	(187,022,497)
Change in net assets from operations	$32,469,314	$(242,877,771)
Total distributions to shareholders	$(77,018,060)	$(44,759,748)
Change in net assets from fund share transactions	$60,441,915	$(163,743,589)
Total change in net assets	$15,893,169	$(451,381,108)
Net assets
At beginning of period	2,130,051,803	2,581,432,911
At end of period	$2,145,944,972	$2,130,051,803
See Notes to Financial Statements
23

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.69	$9.81	$10.15	$10.28	$9.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.15	$0.07	$0.14	$0.20
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.31)	(0.10)	0.70
Total from investment operations	$0.13	$(0.96)	$(0.24)	$0.04	$0.90
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.16)	$(0.10)	$(0.17)	$(0.21)
Net asset value, end of period (x)	$8.54	$8.69	$9.81	$10.15	$10.28
Total return (%) (r)(s)(t)(x)	1.51	(9.83)	(2.43)	0.40	9.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.79	0.81	0.85
Expenses after expense reductions (f)	0.77	0.76	0.78	0.80	0.84
Net investment income (loss)	2.89	1.63	0.73	1.35	1.98
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$415,010	$468,595	$589,493	$805,484	$702,063
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
24

Financial Highlights – continued
Class B	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.68	$9.80	$10.14	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.08	$(0.00)(w)	$0.07	$0.12
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.10)	0.71
Total from investment operations	$0.06	$(1.03)	$(0.32)	$(0.03)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.09)	$(0.02)	$(0.10)	$(0.14)
Net asset value, end of period (x)	$8.53	$8.68	$9.80	$10.14	$10.27
Total return (%) (r)(s)(t)(x)	0.75	(10.52)	(3.16)	(0.35)	8.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.54	1.56	1.60
Expenses after expense reductions (f)	1.52	1.51	1.53	1.55	1.59
Net investment income (loss)	2.12	0.83	(0.02)	0.66	1.23
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$936	$1,529	$2,757	$4,468	$7,711
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
25

Financial Highlights – continued
Class C	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.70	$9.83	$10.17	$10.29	$9.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.07	$(0.00)(w)	$0.07	$0.12
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.09)	0.71
Total from investment operations	$0.06	$(1.04)	$(0.32)	$(0.02)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.09)	$(0.02)	$(0.10)	$(0.14)
Net asset value, end of period (x)	$8.55	$8.70	$9.83	$10.17	$10.29
Total return (%) (r)(s)(t)(x)	0.76	(10.58)	(3.15)	(0.25)	8.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.54	1.56	1.60
Expenses after expense reductions (f)	1.52	1.51	1.53	1.55	1.59
Net investment income (loss)	2.13	0.83	(0.01)	0.63	1.23
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$3,704	$5,146	$10,187	$19,052	$20,084
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
26

Financial Highlights – continued
Class I	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.67	$9.80	$10.14	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.17	$0.10	$0.17	$0.22
Net realized and unrealized gain (loss)	(0.12)	(1.12)	(0.32)	(0.10)	0.70
Total from investment operations	$0.15	$(0.95)	$(0.22)	$0.07	$0.92
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.18)	$(0.12)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$8.52	$8.67	$9.80	$10.14	$10.27
Total return (%) (r)(s)(t)(x)	1.76	(9.71)	(2.18)	0.65	9.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.53	0.56	0.60
Expenses after expense reductions (f)	0.52	0.51	0.52	0.55	0.59
Net investment income (loss)	3.15	1.88	0.97	1.60	2.20
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$358,416	$233,540	$274,851	$162,286	$96,407
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
27

Financial Highlights – continued
Class R1	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.68	$9.80	$10.14	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.08	$(0.00)(w)	$0.06	$0.12
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.09)	0.71
Total from investment operations	$0.06	$(1.03)	$(0.32)	$(0.03)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.09)	$(0.02)	$(0.10)	$(0.14)
Net asset value, end of period (x)	$8.53	$8.68	$9.80	$10.14	$10.27
Total return (%) (r)(s)(t)(x)	0.75	(10.52)	(3.16)	(0.35)	8.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.54	1.56	1.60
Expenses after expense reductions (f)	1.52	1.51	1.53	1.55	1.59
Net investment income (loss)	2.15	0.89	(0.02)	0.61	1.23
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$1,592	$1,587	$1,960	$2,274	$2,158
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
28

Financial Highlights – continued
Class R2	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.68	$9.80	$10.14	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.13	$0.05	$0.12	$0.17
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.10)	0.71
Total from investment operations	$0.11	$(0.98)	$(0.27)	$0.02	$0.88
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.14)	$(0.07)	$(0.15)	$(0.19)
Net asset value, end of period (x)	$8.53	$8.68	$9.80	$10.14	$10.27
Total return (%) (r)(s)(t)(x)	1.26	(10.07)	(2.67)	0.15	9.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.03	1.04	1.06	1.10
Expenses after expense reductions (f)	1.02	1.01	1.03	1.05	1.09
Net investment income (loss)	2.64	1.39	0.48	1.12	1.73
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$36,279	$40,295	$49,375	$63,945	$78,519
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
29

Financial Highlights – continued
Class R3	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.68	$9.81	$10.15	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.15	$0.07	$0.14	$0.20
Net realized and unrealized gain (loss)	(0.12)	(1.12)	(0.31)	(0.09)	0.70
Total from investment operations	$0.13	$(0.97)	$(0.24)	$0.05	$0.90
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.16)	$(0.10)	$(0.17)	$(0.21)
Net asset value, end of period (x)	$8.53	$8.68	$9.81	$10.15	$10.27
Total return (%) (r)(s)(t)(x)	1.51	(9.93)	(2.43)	0.50	9.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.79	0.81	0.85
Expenses after expense reductions (f)	0.77	0.76	0.78	0.80	0.84
Net investment income (loss)	2.89	1.62	0.73	1.36	1.99
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$22,264	$27,808	$38,286	$49,242	$52,773
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
30

Financial Highlights – continued
Class R4	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.69	$9.81	$10.15	$10.28	$9.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.17	$0.10	$0.17	$0.22
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.10)	0.71
Total from investment operations	$0.15	$(0.94)	$(0.22)	$0.07	$0.93
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.18)	$(0.12)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$8.54	$8.69	$9.81	$10.15	$10.28
Total return (%) (r)(s)(t)(x)	1.76	(9.60)	(2.18)	0.65	9.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.54	0.56	0.60
Expenses after expense reductions (f)	0.52	0.51	0.53	0.55	0.59
Net investment income (loss)	3.14	1.87	0.98	1.61	2.22
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$42,489	$42,785	$53,252	$67,258	$73,230
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—
See Notes to Financial Statements
31

Financial Highlights – continued
Class R6	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$8.68	$9.80	$10.14	$10.27	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.18	$0.11	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.12)	(1.11)	(0.32)	(0.10)	0.71
Total from investment operations	$0.16	$(0.93)	$(0.21)	$0.08	$0.94
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.19)	$(0.13)	$(0.21)	$(0.25)
Net asset value, end of period (x)	$8.53	$8.68	$9.80	$10.14	$10.27
Total return (%) (r)(s)(t)(x)	1.87	(9.52)	(2.08)	0.75	9.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.43	0.43	0.44	0.46	0.50
Expenses after expense reductions (f)	0.41	0.41	0.42	0.45	0.49
Net investment income (loss)	3.25	1.98	1.08	1.69	2.33
Portfolio turnover	195	198	398	307	113
Net assets at end of period (000 omitted)	$1,265,255	$1,308,767	$1,561,273	$1,422,514	$1,220,812
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	73	—	—	—	—

(d)	Per share data is based on average shares outstanding.
(e)	Beginning with the period ending February 29, 2024, portfolio turnover rates excluding TBA transactions are being added as supplemental data. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
32

Notes to Financial Statements
(1) Business and Organization
MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service.
33

Notes to Financial Statements  - continued
Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 29, 2024 in valuing the fund's assets and liabilities:
34

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$753,815,139	$—	$753,815,139
Municipal Bonds	—	11,878,588	—	11,878,588
U.S. Corporate Bonds	—	6,215,643	—	6,215,643
Residential Mortgage-Backed Securities	—	1,194,423,043	—	1,194,423,043
Commercial Mortgage-Backed Securities	—	73,990,668	—	73,990,668
Asset-Backed Securities (including CDOs)	—	84,615,864	—	84,615,864
Mutual Funds	34,364,117	—	—	34,364,117
Total	$34,364,117	$2,124,938,945	$—	$2,159,303,062
Other Financial Instruments
Futures Contracts – Assets	$1,530,779	$—	$—	$1,530,779
Futures Contracts – Liabilities	(573,050)	—	—	(573,050)
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$1,530,779	$(573,050)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
35

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(24,174,033)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 29, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$1,829,592
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
36

Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
37

Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
38

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2024, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/29/24	Year ended 2/28/23
Ordinary income (including any short-term capital gains)	$77,018,060	$44,759,748
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/29/24
Cost of investments	$2,311,053,751
Gross appreciation	6,427,313
Gross depreciation	(157,220,273)
Net unrealized appreciation (depreciation)	$(150,792,960)
Undistributed ordinary income	13,705,669
Capital loss carryforwards	(280,584,544)
Other temporary differences	(6,767,049)
Total distributable earnings (loss)	$(424,438,884)
39

Notes to Financial Statements  - continued
As of February 29, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(110,660,792)
Long-Term	(169,923,752)
Total	$(280,584,544)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/29/24	Year ended 2/28/23
Class A	$14,875,330	$8,867,727
Class B	31,092	18,682
Class C	115,102	67,107
Class I	11,333,264	4,959,100
Class R1	39,658	17,491
Class R2	1,120,631	647,768
Class R3	832,407	562,865
Class R4	1,470,784	868,517
Class R6	47,199,792	28,750,491
Total	$77,018,060	$44,759,748
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2024. For the year ended February 29, 2024, this management fee reduction amounted to $282,212, which is
40

Notes to Financial Statements  - continued
included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.36% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.55%	0.55%	1.55%	1.05%	0.80%	0.55%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 29, 2024, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,415 for the year ended February 29, 2024, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
41

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,152,915
Class B	0.75%	0.25%	1.00%	1.00%	12,663
Class C	0.75%	0.25%	1.00%	1.00%	46,777
Class R1	0.75%	0.25%	1.00%	1.00%	15,870
Class R2	0.25%	0.25%	0.50%	0.50%	188,154
Class R3	—	0.25%	0.25%	0.25%	64,718
Total Distribution and Service Fees					$1,481,097
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2024 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 29, 2024, this rebate amounted to $587 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2024, were as follows:
Amount
Class A	$10,825
Class B	1,399
Class C	4,022
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 29, 2024, the fee was $236,333, which equated to 0.0107% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2024, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,011,235.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
42

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.0148% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,955 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 29, 2024. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,076 at February 29, 2024, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 11 shares of Class R6 for an aggregate amount of $102.
(4) Portfolio Securities
For the year ended February 29, 2024, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$4,160,213,962	$3,988,366,882
Non-U.S. Government securities	81,636,887	53,811,183
43

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,519,378	$74,165,403	8,608,163	$77,542,261
Class B	3,778	33,041	6,271	60,226
Class C	196,049	1,721,129	107,209	979,565
Class I	25,604,441	222,762,392	6,457,198	58,069,206
Class R1	39,405	329,139	17,127	154,253
Class R2	1,032,448	8,882,653	1,359,314	12,281,140
Class R3	1,119,127	9,668,613	1,036,197	9,344,478
Class R4	1,242,218	10,701,313	1,141,117	10,200,677
Class R6	14,477,246	124,729,530	12,743,386	114,469,579
	52,234,090	$452,993,213	31,475,982	$283,101,385
Shares issued to shareholders in reinvestment of distributions
Class A	1,653,269	$14,217,418	942,599	$8,394,304
Class B	3,605	30,979	2,103	18,602
Class C	13,166	113,482	7,370	65,405
Class I	1,293,810	11,096,760	535,799	4,765,741
Class R1	4,619	39,651	1,979	17,475
Class R2	129,896	1,115,877	72,622	644,607
Class R3	96,763	831,725	63,239	562,856
Class R4	52,385	450,485	31,462	280,532
Class R6	5,391,877	46,307,181	3,169,327	28,224,056
	8,639,390	$74,203,558	4,826,500	$42,973,578
Shares reacquired
Class A	(15,500,202)	$(132,649,029)	(15,693,409)	$(141,722,518)
Class B	(73,830)	(635,978)	(113,486)	(1,032,921)
Class C	(367,611)	(3,187,789)	(559,768)	(5,073,505)
Class I	(11,771,254)	(100,565,527)	(8,124,551)	(72,935,528)
Class R1	(40,279)	(346,453)	(36,152)	(324,927)
Class R2	(1,551,549)	(13,401,753)	(1,826,618)	(16,564,007)
Class R3	(1,809,110)	(15,558,536)	(1,800,829)	(16,274,771)
Class R4	(1,242,815)	(10,676,436)	(1,675,006)	(15,234,061)
Class R6	(22,321,648)	(189,733,355)	(24,396,879)	(220,656,314)
	(54,678,298)	$(466,754,856)	(54,226,698)	$(489,818,552)
44

Notes to Financial Statements  - continued
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Net change
Class A	(5,327,555)	$(44,266,208)	(6,142,647)	$(55,785,953)
Class B	(66,447)	(571,958)	(105,112)	(954,093)
Class C	(158,396)	(1,353,178)	(445,189)	(4,028,535)
Class I	15,126,997	133,293,625	(1,131,554)	(10,100,581)
Class R1	3,745	22,337	(17,046)	(153,199)
Class R2	(389,205)	(3,403,223)	(394,682)	(3,638,260)
Class R3	(593,220)	(5,058,198)	(701,393)	(6,367,437)
Class R4	51,788	475,362	(502,427)	(4,752,852)
Class R6	(2,452,525)	(18,696,644)	(8,484,166)	(77,962,679)
	6,195,182	$60,441,915	(17,924,216)	$(163,743,589)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2035 Fund were the owners of record of approximately 28%, 16%, 3%, 3%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2024, the fund’s commitment fee and interest expense were $10,970 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
45

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$179,832,235	$1,640,438,502	$1,785,923,776	$19,893	$(2,737)	$34,364,117

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$8,852,400	$—
46

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 29, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
47

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
48

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 68)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
William T. Allen(k) (age 57)	Deputy Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Brian Balasco(k) (age 46)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(k) (age 47)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 57)	Deputy Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 51)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
50

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 45)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer and of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee
51

Trustees and Officers - continued
shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schechter Jake Stone
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2024 income tax forms in January 2025. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 29, 2024
MFS®  New Discovery
Value Fund
NDV-ANN

MFS® New Discovery
Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Nomad Foods Ltd.	1.7%
Prestige Consumer Healthcare, Inc.	1.5%
LKQ Corp.	1.5%
PVH Corp.	1.4%
ACI Worldwide, Inc.	1.4%
Permian Resources Corp.	1.3%
Portland General Electric Co.	1.3%
Prosperity Bancshares, Inc.	1.3%
NorthWestern Corp.	1.2%
East West Bancorp, Inc.	1.2%
GICS equity sectors (g)
Financials	20.6%
Industrials	18.1%
Consumer Discretionary	13.7%
Materials	9.6%
Energy	8.7%
Real Estate	8.2%
Information Technology	5.8%
Health Care	5.8%
Utilities	5.3%
Consumer Staples	2.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of February 29, 2024.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended February 29, 2024, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of 1.96%, at net asset value. This compares with a return of 5.61% for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using tools aimed at safeguarding the stability of the financial system to keep banking systems liquid as banks grappled with exposures to commercial real estate. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk as near-term recession risks diminished. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 2000® Value Index, security selection within the information technology, health care, consumer discretionary, materials, and financials sectors detracted from relative performance. Within the information technology sector, the fund’s overweight position in subsystem device manufacturer Methode Electronics, and its holdings of global consultancy services provider Thoughtworks Holding(b), held back relative results. The share price of Methode Electronics declined due to unexpected near-term operating issues in its automotive segment and an unfavorable product mix. Lackluster sales, higher-than-anticipated expenses ahead of ramping (Electric Vehicle) EV launches, and weakness in industrial end markets were among the key factors that pressured the company’s share price performance. Within the health care sector, the fund’s holdings of dental equipment manufacturer Envista Holdings(b) and diagnostics
2

Management Review - continued
products manufacturer QuidelOrtho(b) held back relative returns. The share price of Envista Holdings declined due to geopolitical uncertainty surrounding Russia and Israel, lower demand for high-end implants, and a disruption to its North American distribution channels. Within the consumer discretionary sector, the fund’s positions in commercial products manufacturer Newell Brands(b), winter clothing producer Canada Goose Holdings(b), and global automotive electronics supplier Visteon(b) further hindered relative performance. The share price of Newell Brands fell over a slower-than-anticipated demand recovery, a reduction in shelf space, and foreign currency headwinds, which notably affected profitability within the company’s home & commercial solutions and learning & development segments. Within the materials sector, the fund’s holdings of performance chemicals manufacturer Chemours(b) further weighed on relative returns.
Within the financials sector, the fund’s holdings of banking service providers Columbia Banking System(b) and Signature Bank(b)(h) were among the fund’s top relative detractors for the reporting period. The share price of Columbia Banking System traded down at the beginning of the reporting period along with other regional bank failures, including Signature Bank that collapsed after depositors withdrew large sums of money making the firm illiquid. More importantly, later in the period, the company’s stock price came under significant selling pressure in response to its lower-than-anticipated growth outlook.
Contributors to Performance
The combination of security selection and an overweight position in the industrials sector contributed to relative performance, led by the fund’s holdings of freight transportation services provider XPO(b), data center equipment and services provider Vertiv(b)(h) and fabrication technology and gas control solutions provider ESAB(b), and its overweight position in intermodal container lessor Textainer Group(h) (China). The share price of XPO benefited from the structural shift in the LTL market (Less Than Truckload, which refers to shipping services for relatively small loads of freight), based on recovering trends, and market share gains following the bankruptcy of a key competitor, Yellow. Shares of XPO also profited from the hiring of its new COO, which signaled a significant step towards rebuilding the company’s credibility and improving its operational efficiency.
Favorable stock selection within both the consumer staples and energy sectors also supported relative returns. Within the consumer staples sector, the fund’s position in cleaning and hygiene products provider Diversey(b)(h) aided relative results. The stock price of Diversey climbed following the acquisition announcement by Solenis, a privately held firm. Within the energy sector, owning shares of global oil and gas company TechnipFMC(b) (United Kingdom) helped relative performance. The share price of TechnipFMC advanced due to strong cash flow, robust order growth within its subsea segment, and a better-than-anticipated near-term outlook.
Stocks in other sectors that benefited relative performance included the fund’s holdings of residential home building company Toll Brothers(b), apparel retailer PVH(b), education loans administrator SLM(b), and footwear retailer Skechers USA(b). The share price of Toll Brothers gained on stronger-than-anticipated margins, higher delivery selling prices, and above-average order growth. Additionally, robust free cash flow and a share buyback further aided Toll Brothers’ stock price performance.
3

Management Review - continued
Respectfully,
Portfolio Manager(s)
Richard Offen
Note to Shareholders: Effective December 31, 2023, Kevin Schmitz is no longer a
Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 2/29/24
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 2/29/24
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	5/26/2011	1.96%	8.99%	8.62%
B	5/26/2011	1.21%	8.19%	7.82%
C	5/26/2011	1.24%	8.18%	7.81%
I	5/26/2011	2.24%	9.25%	8.89%
R1	5/26/2011	1.20%	8.18%	7.81%
R2	5/26/2011	1.67%	8.71%	8.35%
R3	5/26/2011	2.01%	8.99%	8.63%
R4	5/26/2011	2.24%	9.26%	8.90%
R6	7/02/2012	2.34%	9.38%	9.01%
Comparative benchmark(s)
Russell 2000® Value Index (f)	5.61%	6.62%	6.55%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(3.91)%	7.70%	7.98%
B With CDSC (Declining over six years from 4% to 0%) (v)	(2.61)%	7.89%	7.82%
C With CDSC (1% for 12 months) (v)	0.28%	8.18%	7.81%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2023 through February 29, 2024
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/23	Ending Account Value 2/29/24	Expenses Paid During Period (p) 9/01/23-2/29/24
A	Actual	1.19%	$1,000.00	$1,050.41	$6.07
	Hypothetical (h)	1.19%	$1,000.00	$1,018.95	$5.97
B	Actual	1.94%	$1,000.00	$1,046.45	$9.87
	Hypothetical (h)	1.94%	$1,000.00	$1,015.22	$9.72
C	Actual	1.94%	$1,000.00	$1,046.27	$9.87
	Hypothetical (h)	1.94%	$1,000.00	$1,015.22	$9.72
I	Actual	0.94%	$1,000.00	$1,051.42	$4.79
	Hypothetical (h)	0.94%	$1,000.00	$1,020.19	$4.72
R1	Actual	1.92%	$1,000.00	$1,046.24	$9.77
	Hypothetical (h)	1.92%	$1,000.00	$1,015.32	$9.62
R2	Actual	1.44%	$1,000.00	$1,048.86	$7.34
	Hypothetical (h)	1.44%	$1,000.00	$1,017.70	$7.22
R3	Actual	1.19%	$1,000.00	$1,050.90	$6.07
	Hypothetical (h)	1.19%	$1,000.00	$1,018.95	$5.97
R4	Actual	0.94%	$1,000.00	$1,051.91	$4.80
	Hypothetical (h)	0.94%	$1,000.00	$1,020.19	$4.72
R6	Actual	0.85%	$1,000.00	$1,052.18	$4.34
	Hypothetical (h)	0.85%	$1,000.00	$1,020.64	$4.27
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R1 shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.
9

Portfolio of Investments
2/29/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Aerospace & Defense – 2.8%
CACI International, Inc., “A” (a)	87,555	$32,819,992
KBR, Inc.	637,066	38,243,072
Moog, Inc., “A”	169,168	25,366,741
		$96,429,805
Apparel Manufacturers – 4.2%
Canada Goose Holdings, Inc. (a)(l)	2,233,604	$30,399,350
PVH Corp.	359,706	49,161,019
Skechers USA, Inc., “A” (a)	584,213	36,110,206
Under Amour, Inc., “C” (a)	3,280,136	28,012,361
		$143,682,936
Automotive – 2.6%
LKQ Corp.	976,237	$51,047,433
Methode Electronics, Inc.	503,384	10,722,079
Visteon Corp. (a)	243,997	27,600,941
		$89,370,453
Business Services – 2.0%
Endava PLC, ADR (a)	366,049	$13,606,041
Thoughtworks Holding, Inc. (a)	3,600,606	11,233,891
TriNet Group, Inc.	212,675	27,224,527
WNS (Holdings) Ltd., ADR (a)	299,268	17,267,763
		$69,332,222
Chemicals – 2.2%
Avient Corp.	932,161	$37,733,877
Element Solutions, Inc.	1,635,173	38,426,566
		$76,160,443
Computer Software – 2.5%
ACI Worldwide, Inc. (a)	1,490,666	$49,057,818
Dun & Bradstreet Holdings, Inc.	3,488,391	36,767,641
		$85,825,459
Computer Software - Systems – 1.4%
Softchoice Corp. (l)	1,727,051	$22,320,653
Verint Systems, Inc. (a)	820,336	25,930,821
		$48,251,474
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.1%
Apartment Income Corp., REIT	876,812	$26,584,940
Smith Douglas Homes Corp. (a)	287,663	8,296,201
Toll Brothers, Inc.	324,382	37,187,152
		$72,068,293
Consumer Products – 3.1%
Helen of Troy Ltd. (a)	256,135	$32,016,875
Newell Brands, Inc.	2,951,268	22,134,510
Prestige Consumer Healthcare, Inc. (a)	739,307	51,440,981
		$105,592,366
Consumer Services – 0.9%
Grand Canyon Education, Inc. (a)	227,209	$30,627,773
Containers – 2.1%
Ardagh Metal Packaging S.A.	4,870,370	$15,974,814
Graphic Packaging Holding Co.	927,565	24,070,312
Silgan Holdings, Inc.	745,063	32,715,716
		$72,760,842
Electrical Equipment – 2.5%
Berry Global, Inc.	463,927	$27,005,191
nVent Electric PLC	498,520	33,560,366
TriMas Corp.	1,099,241	25,832,164
		$86,397,721
Electronics – 1.9%
Axcelis Technologies, Inc. (a)	153,164	$17,256,988
Cohu, Inc. (a)	617,271	19,832,917
Plexus Corp. (a)	309,531	29,219,727
		$66,309,632
Energy - Independent – 4.4%
Antero Resources Corp. (a)	1,155,843	$29,705,165
CNX Resources Corp. (a)	419,205	8,782,345
Matador Resources Co.	437,112	27,603,623
Permian Resources Corp.	2,852,095	44,378,598
Viper Energy, Inc.	1,133,415	40,961,618
		$151,431,349
Food & Beverages – 2.1%
Nomad Foods Ltd.	3,105,856	$57,240,926
WK Kellogg Co.	1,089,730	15,953,647
		$73,194,573
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.9%
International Game Technology PLC	1,161,567	$31,559,775
Insurance – 3.9%
Assurant, Inc.	181,163	$32,872,026
CNO Financial Group, Inc.	1,355,046	36,166,178
Hanover Insurance Group, Inc.	262,326	34,487,999
Selective Insurance Group, Inc.	278,000	29,045,440
		$132,571,643
Leisure & Toys – 1.7%
Brunswick Corp.	286,168	$25,011,083
Funko, Inc., “A” (a)	1,114,296	7,844,644
Hasbro, Inc.	493,280	24,807,051
		$57,662,778
Machinery & Tools – 5.9%
ESAB Corp.	348,971	$34,590,006
Flowserve Corp.	693,857	29,364,028
Hayward Holdings, Inc. (a)	2,396,861	35,449,574
ITT, Inc.	249,675	31,494,005
Regal Rexnord Corp.	233,239	39,998,156
Timken Co.	364,673	30,628,885
		$201,524,654
Medical & Health Technology & Services – 1.7%
Encompass Health Corp.	334,331	$24,874,227
ICON PLC (a)	100,368	32,179,988
		$57,054,215
Medical Equipment – 2.2%
Envista Holdings Corp. (a)	1,139,385	$23,528,300
Maravai Lifesciences Holdings, Inc., “A” (a)	1,171,669	9,057,002
Masimo Corp. (a)	195,744	25,160,934
QuidelOrtho Corp. (a)	362,603	16,534,697
		$74,280,933
Metals & Mining – 0.3%
Kaiser Aluminum Corp.	154,870	$11,231,172
Natural Gas - Distribution – 1.7%
New Jersey Resources Corp.	659,985	$27,461,976
ONE Gas, Inc.	533,484	31,795,646
		$59,257,622
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 1.1%
Plains GP Holdings LP	2,123,818	$36,529,670
Oil Services – 3.3%
ChampionX Corp.	976,838	$30,340,588
Expro Group Holdings N.V. (a)	1,296,536	23,195,029
Helmerich & Payne	822,586	31,579,077
TechnipFMC PLC	1,211,071	26,268,130
		$111,382,824
Other Banks & Diversified Financials – 19.0%
Air Lease Corp.	946,977	$37,973,778
Banc of California, Inc.	1,830,799	26,784,589
Bank of Hawaii Corp.	340,068	20,499,299
Brookline Bancorp, Inc.	2,582,268	25,228,758
Cathay General Bancorp, Inc.	1,012,169	39,525,200
Columbia Banking System, Inc.	1,697,718	30,728,696
East West Bancorp, Inc.	563,383	41,048,085
Element Fleet Management Corp.	1,842,369	30,748,007
First Hawaiian, Inc.	1,515,788	31,770,917
First Interstate BancSystem, Inc.	1,333,394	35,094,930
Glacier Bancorp, Inc.	800,926	29,970,651
Herc Holdings, Inc.	212,130	33,660,788
Pacific Premier Bancorp, Inc.	1,673,807	38,263,228
Popular, Inc.	238,337	19,944,040
Prosperity Bancshares, Inc.	703,265	43,890,769
Sandy Spring Bancorp, Inc.	664,644	14,608,875
SLM Corp.	1,866,099	38,870,842
Texas Capital Bancshares, Inc. (a)	451,633	26,488,275
UMB Financial Corp.	334,924	27,333,148
United Community Bank, Inc.	1,182,670	30,761,247
Wintrust Financial Corp.	307,877	29,663,949
		$652,858,071
Pharmaceuticals – 0.5%
Organon & Co.	917,655	$15,976,374
Real Estate – 8.0%
Brixmor Property Group, Inc., REIT	1,219,183	$27,565,728
Broadstone Net Lease, Inc., REIT	2,674,817	39,881,522
Cushman & Wakefield PLC (a)	2,164,060	21,618,959
Douglas Emmett, Inc., REIT	1,126,569	14,893,242
Empire State Realty Trust, REIT, “A”	3,083,858	30,746,064
LXP Industrial Trust, REIT	3,219,719	27,882,767
National Storage Affiliates Trust, REIT	985,224	35,280,871
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Phillips Edison & Co., REIT	1,003,162	$35,832,947
STAG Industrial, Inc., REIT	535,087	19,873,131
Two Harbors Investment Corp., REIT	1,740,520	22,052,388
		$275,627,619
Restaurants – 0.1%
Jack in the Box, Inc.	38,113	$2,782,249
Specialty Chemicals – 3.4%
Ashland, Inc.	338,522	$31,699,200
Axalta Coating Systems Ltd. (a)	1,065,510	34,874,142
Chemours Co.	1,246,912	24,526,759
Quaker Chemical Corp.	126,663	25,395,932
		$116,496,033
Specialty Stores – 1.0%
Monro Muffler Brake, Inc.	423,280	$14,209,510
Zumiez, Inc. (a)(h)	1,161,913	20,472,907
		$34,682,417
Trucking – 2.8%
RXO, Inc. (a)	1,369,047	$29,461,891
Schneider National, Inc.	1,142,945	26,916,355
XPO, Inc. (a)	325,037	39,108,452
		$95,486,698
Utilities - Electric Power – 3.6%
Black Hills Corp.	703,107	$36,582,657
NorthWestern Corp.	894,472	42,863,098
Portland General Electric Co.	1,093,374	43,920,834
		$123,366,589
Total Common Stocks (Identified Cost, $2,787,538,176)		$3,357,766,677
Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 5.37% (v) (Identified Cost, $66,374,670)	66,372,195	$66,372,195
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.34% (j) (Identified Cost, $12,217,048)	12,217,048	$12,217,048

Other Assets, Less Liabilities – (0.2)%		(6,554,243)
Net Assets – 100.0%		$3,429,801,677

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $86,845,102 and $3,349,510,818, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 2/29/24
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $13,478,559 of securities on loan (identified cost, $2,778,456,617)	$3,349,510,818
Investments in affiliated issuers, at value (identified cost, $87,673,277)	86,845,102
Receivables for
Investments sold	8,270,667
Fund shares sold	1,902,700
Interest and dividends	4,596,093
Other assets	8,876
Total assets	$3,451,134,256
Liabilities
Payables for
Investments purchased	$5,351,317
Fund shares reacquired	2,820,423
Collateral for securities loaned, at value (c)	12,217,048
Payable to affiliates
Investment adviser	150,359
Administrative services fee	2,728
Shareholder servicing costs	552,411
Distribution and service fees	6,422
Payable for independent Trustees' compensation	28
Accrued expenses and other liabilities	231,843
Total liabilities	$21,332,579
Net assets	$3,429,801,677
Net assets consist of
Paid-in capital	$2,900,930,951
Total distributable earnings (loss)	528,870,726
Net assets	$3,429,801,677
Shares of beneficial interest outstanding	196,387,929

(c)	Non-cash collateral is not included.
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$275,254,961	15,925,770	$17.28
Class B	2,834,305	176,369	16.07
Class C	21,695,046	1,360,852	15.94
Class I	1,388,621,754	79,506,144	17.47
Class R1	1,972,496	123,081	16.03
Class R2	5,265,367	308,130	17.09
Class R3	81,369,747	4,695,690	17.33
Class R4	66,909,741	3,823,220	17.50
Class R6	1,585,878,260	90,468,673	17.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.33 [100 / 94.25 x $17.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 2/29/24
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$72,325,786
Dividends from affiliated issuers	3,340,710
Other	214,886
Income on securities loaned	155,741
Foreign taxes withheld	(482,308)
Total investment income	$75,554,815
Expenses
Management fee	$28,400,898
Distribution and service fees	1,231,091
Shareholder servicing costs	1,989,438
Administrative services fee	509,596
Independent Trustees' compensation	60,511
Custodian fee	126,843
Shareholder communications	303,539
Audit and tax fees	69,848
Legal fees	18,615
Miscellaneous	236,692
Total expenses	$32,947,071
Reduction of expenses by investment adviser and distributor	(445,346)
Net expenses	$32,501,725
Net investment income (loss)	$43,053,090
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$142,611,426
Affiliated issuers	(1,286,459)
Foreign currency	(4,146)
Net realized gain (loss)	$141,320,821
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(126,984,843)
Affiliated issuers	(5,242,653)
Net unrealized gain (loss)	$(132,227,496)
Net realized and unrealized gain (loss)	$9,093,325
Change in net assets from operations	$52,146,415
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/29/24	2/28/23
Change in net assets
From operations
Net investment income (loss)	$43,053,090	$34,846,999
Net realized gain (loss)	141,320,821	179,149,179
Net unrealized gain (loss)	(132,227,496)	(348,110,035)
Change in net assets from operations	$52,146,415	$(134,113,857)
Total distributions to shareholders	$(214,805,624)	$(293,062,186)
Change in net assets from fund share transactions	$(261,039,840)	$(11,547,898)
Total change in net assets	$(423,699,049)	$(438,723,941)
Net assets
At beginning of period	3,853,500,726	4,292,224,667
At end of period	$3,429,801,677	$3,853,500,726
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$18.03	$20.03	$18.53	$14.12	$15.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.05	$0.07	$0.10
Net realized and unrealized gain (loss)	0.15	(0.77)	3.32	4.66	(0.38)
Total from investment operations	$0.31	$(0.65)	$3.37	$4.73	$(0.28)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.15)	$—	$(0.10)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.06)	$(1.35)	$(1.87)	$(0.32)	$(0.76)
Net asset value, end of period (x)	$17.28	$18.03	$20.03	$18.53	$14.12
Total return (%) (r)(s)(t)(x)	1.96	(2.88)	18.34	34.47	(2.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.20	1.19	1.23	1.23
Expenses after expense reductions	1.19	1.18	1.18	1.22	1.22
Net investment income (loss)	0.98	0.65	0.25	0.53	0.64
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$275,255	$306,254	$361,165	$333,743	$331,255
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$16.83	$18.77	$17.54	$13.48	$14.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.01)	$(0.09)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.12	(0.73)	3.13	4.41	(0.36)
Total from investment operations	$0.16	$(0.74)	$3.04	$4.38	$(0.38)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$(0.09)	$—	$—
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(0.92)	$(1.20)	$(1.81)	$(0.32)	$(0.66)
Net asset value, end of period (x)	$16.07	$16.83	$18.77	$17.54	$13.48
Total return (%) (r)(s)(t)(x)	1.21	(3.61)	17.45	33.50	(3.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.95	1.94	1.98	1.98
Expenses after expense reductions	1.94	1.93	1.93	1.97	1.97
Net investment income (loss)	0.23	(0.09)	(0.49)	(0.21)	(0.12)
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$2,834	$4,023	$6,016	$6,032	$6,207

Class C	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$16.70	$18.66	$17.45	$13.41	$14.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.02)	$(0.09)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.13	(0.72)	3.11	4.39	(0.36)
Total from investment operations	$0.17	$(0.74)	$3.02	$4.36	$(0.38)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.09)	$—	$—
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(0.93)	$(1.22)	$(1.81)	$(0.32)	$(0.66)
Net asset value, end of period (x)	$15.94	$16.70	$18.66	$17.45	$13.41
Total return (%) (r)(s)(t)(x)	1.24	(3.65)	17.42	33.52	(3.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.95	1.94	1.98	1.98
Expenses after expense reductions	1.94	1.93	1.93	1.97	1.97
Net investment income (loss)	0.23	(0.09)	(0.48)	(0.21)	(0.11)
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$21,695	$29,474	$37,588	$39,061	$38,477
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$18.20	$20.22	$18.69	$14.21	$15.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.10	$0.11	$0.14
Net realized and unrealized gain (loss)	0.16	(0.78)	3.35	4.70	(0.39)
Total from investment operations	$0.37	$(0.62)	$3.45	$4.81	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.28)	$(0.20)	$(0.01)	$(0.13)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.10)	$(1.40)	$(1.92)	$(0.33)	$(0.79)
Net asset value, end of period (x)	$17.47	$18.20	$20.22	$18.69	$14.21
Total return (%) (r)(s)(t)(x)	2.30	(2.70)	18.64	34.82	(2.17)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.95	0.94	0.98	0.98
Expenses after expense reductions	0.94	0.93	0.93	0.97	0.97
Net investment income (loss)	1.22	0.91	0.46	0.78	0.89
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$1,388,622	$1,604,806	$1,795,671	$1,430,510	$1,119,891
See Notes to Financial Statements
22

Financial Highlights – continued
Class R1	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$16.80	$18.78	$17.55	$13.49	$14.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.01)	$(0.10)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.13	(0.74)	3.14	4.41	(0.36)
Total from investment operations	$0.17	$(0.75)	$3.04	$4.38	$(0.38)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.11)	$(0.09)	$—	$(0.00)(w)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(0.94)	$(1.23)	$(1.81)	$(0.32)	$(0.66)
Net asset value, end of period (x)	$16.03	$16.80	$18.78	$17.55	$13.49
Total return (%) (r)(s)(t)(x)	1.27	(3.65)	17.45	33.47	(3.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.95	1.94	1.98	1.98
Expenses after expense reductions	1.92	1.92	1.93	1.96	1.97
Net investment income (loss)	0.25	(0.09)	(0.51)	(0.22)	(0.11)
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$1,972	$2,196	$2,224	$2,320	$1,453

Class R2	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$17.84	$19.84	$18.38	$14.04	$15.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.07	$0.01	$0.04	$0.06
Net realized and unrealized gain (loss)	0.14	(0.76)	3.28	4.62	(0.38)
Total from investment operations	$0.26	$(0.69)	$3.29	$4.66	$(0.32)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.19)	$(0.11)	$—	$(0.07)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.01)	$(1.31)	$(1.83)	$(0.32)	$(0.73)
Net asset value, end of period (x)	$17.09	$17.84	$19.84	$18.38	$14.04
Total return (%) (r)(s)(t)(x)	1.73	(3.13)	18.02	34.16	(2.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.45	1.45	1.44	1.48	1.47
Expenses after expense reductions	1.44	1.43	1.43	1.47	1.47
Net investment income (loss)	0.73	0.40	0.05	0.29	0.40
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$5,265	$5,677	$6,251	$4,779	$5,054
See Notes to Financial Statements
23

Financial Highlights – continued
Class R3	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$18.07	$20.08	$18.57	$14.15	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.12	$0.05	$0.07	$0.10
Net realized and unrealized gain (loss)	0.15	(0.78)	3.33	4.67	(0.38)
Total from investment operations	$0.32	$(0.66)	$3.38	$4.74	$(0.28)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.15)	$(0.00)(w)	$(0.11)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.06)	$(1.35)	$(1.87)	$(0.32)	$(0.77)
Net asset value, end of period (x)	$17.33	$18.07	$20.08	$18.57	$14.15
Total return (%) (r)(s)(t)(x)	2.01	(2.92)	18.36	34.47	(2.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.20	1.19	1.23	1.22
Expenses after expense reductions	1.19	1.18	1.18	1.22	1.21
Net investment income (loss)	0.98	0.65	0.24	0.53	0.64
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$81,370	$99,012	$104,164	$88,963	$76,069

Class R4	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$18.24	$20.25	$18.72	$14.23	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.17	$0.09	$0.11	$0.14
Net realized and unrealized gain (loss)	0.15	(0.78)	3.36	4.71	(0.38)
Total from investment operations	$0.36	$(0.61)	$3.45	$4.82	$(0.24)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.28)	$(0.20)	$(0.01)	$(0.14)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.10)	$(1.40)	$(1.92)	$(0.33)	$(0.80)
Net asset value, end of period (x)	$17.50	$18.24	$20.25	$18.72	$14.23
Total return (%) (r)(s)(t)(x)	2.24	(2.66)	18.60	34.84	(2.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.95	0.94	0.98	0.98
Expenses after expense reductions	0.94	0.93	0.93	0.97	0.97
Net investment income (loss)	1.24	0.91	0.45	0.78	0.89
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$66,910	$73,846	$103,464	$104,206	$82,613
See Notes to Financial Statements
24

Financial Highlights – continued
Class R6	Year ended
	2/29/24	2/28/23	2/28/22	2/28/21	2/29/20
Net asset value, beginning of period	$18.27	$20.29	$18.75	$14.24	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.18	$0.13	$0.13	$0.16
Net realized and unrealized gain (loss)	0.15	(0.78)	3.35	4.71	(0.38)
Total from investment operations	$0.38	$(0.60)	$3.48	$4.84	$(0.22)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.22)	$(0.01)	$(0.15)
From net realized gain	(0.88)	(1.12)	(1.72)	(0.32)	(0.66)
Total distributions declared to shareholders	$(1.12)	$(1.42)	$(1.94)	$(0.33)	$(0.81)
Net asset value, end of period (x)	$17.53	$18.27	$20.29	$18.75	$14.24
Total return (%) (r)(s)(t)(x)	2.34	(2.59)	18.75	34.98	(2.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.85	0.84	0.87	0.87
Expenses after expense reductions	0.84	0.84	0.83	0.86	0.86
Net investment income (loss)	1.32	1.00	0.62	0.89	0.99
Portfolio turnover	34	30	44	48	44
Net assets at end of period (000 omitted)	$1,585,878	$1,728,213	$1,875,681	$1,721,570	$1,303,575

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a
26

Notes to Financial Statements  - continued
third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant
27

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 29, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,357,766,677	$—	$—	$3,357,766,677
Mutual Funds	78,589,243	—	—	78,589,243
Total	$3,436,355,920	$—	$—	$3,436,355,920
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $13,478,559. The fair value of the fund's investment securities on loan and a related liability of $12,217,048 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,400,784 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the
28

Notes to Financial Statements  - continued
fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
29

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to  passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/29/24	Year ended 2/28/23
Ordinary income (including any short-term capital gains)	$96,197,310	$98,166,756
Long-term capital gains	118,608,314	194,895,430
Total distributions	$214,805,624	$293,062,186
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/29/24
Cost of investments	$2,929,016,212
Gross appreciation	808,652,533
Gross depreciation	(301,312,825)
Net unrealized appreciation (depreciation)	$507,339,708
Undistributed ordinary income	15,127,866
Undistributed long-term capital gain	6,403,152
Total distributable earnings (loss)	$528,870,726
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
30

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/29/24	Year ended 2/28/23
Class A	$16,787,554	$22,849,984
Class B	183,649	319,016
Class C	1,415,281	2,234,690
Class I	86,932,687	123,507,919
Class R1	114,609	154,412
Class R2	322,623	430,752
Class R3	5,437,539	6,677,151
Class R4	4,226,424	5,586,823
Class R6	99,385,258	131,301,439
Total	$214,805,624	$293,062,186
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2024. For the year ended February 29, 2024, this management fee reduction amounted to $444,876, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.80% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.07%
31

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2025. For the year ended February 29, 2024, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,323 for the year ended February 29, 2024, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 685,302
Class B	0.75%	0.25%	1.00%	1.00%	32,557
Class C	0.75%	0.25%	1.00%	1.00%	247,967
Class R1	0.75%	0.25%	1.00%	0.98%	19,336
Class R2	0.25%	0.25%	0.50%	0.50%	26,825
Class R3	—	0.25%	0.25%	0.25%	219,104
Total Distribution and Service Fees					$1,231,091
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2024 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 29, 2024, this rebate amounted to $140, $2, and $328 for Class A, Class C, and Class R1 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
32

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2024, were as follows:
Amount
Class A	$91
Class B	351
Class C	820
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 29, 2024, the fee was $71,833, which equated to 0.0021% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2024, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,917,605.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended February 29, 2024 was equivalent to an annual effective rate of 0.0146% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 213 shares of Class R1 for an aggregate amount of $3,559.
During the year ended February 29, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $4,828,541.
33

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 29, 2024, this reimbursement amounted to $213,877, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 29, 2024, purchases and sales of investments, other than short-term obligations, aggregated $1,173,770,773 and $1,613,544,325, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Shares sold
Class A	581,372	$9,778,579	767,039	$13,764,757
Class B	95	1,465	1,248	20,802
Class C	34,338	539,931	45,215	751,541
Class I	14,453,077	245,999,809	24,332,154	441,640,960
Class R1	22,445	351,863	36,941	631,900
Class R2	50,288	841,713	49,007	873,667
Class R3	819,668	13,850,264	1,480,378	26,135,987
Class R4	833,977	14,255,615	800,576	14,616,720
Class R6	14,596,921	248,039,892	14,443,299	261,969,209
	31,392,181	$533,659,131	41,955,857	$760,405,543
Shares issued to shareholders in reinvestment of distributions
Class A	996,539	$16,771,790	1,304,261	$22,828,836
Class B	11,482	180,321	19,303	316,664
Class C	90,853	1,415,248	137,333	2,234,690
Class I	5,047,688	85,940,472	6,899,575	121,870,477
Class R1	7,329	114,609	9,451	154,412
Class R2	19,378	322,623	24,869	430,752
Class R3	322,302	5,437,539	380,813	6,677,151
Class R4	247,837	4,226,424	315,554	5,586,823
Class R6	5,207,642	88,807,098	6,603,399	116,928,077
	11,951,050	$203,216,124	15,694,558	$277,027,882
34

Notes to Financial Statements  - continued
	Year ended 2/29/24		Year ended 2/28/23
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,641,992)	$(44,423,597)	(3,108,143)	$(55,867,073)
Class B	(74,309)	(1,167,346)	(101,934)	(1,698,892)
Class C	(529,080)	(8,230,816)	(431,880)	(7,154,573)
Class I	(28,153,160)	(470,953,980)	(31,874,555)	(574,677,907)
Class R1	(37,432)	(586,200)	(34,092)	(576,567)
Class R2	(79,835)	(1,354,809)	(70,612)	(1,235,919)
Class R3	(1,925,812)	(32,964,939)	(1,568,721)	(28,035,177)
Class R4	(1,307,759)	(22,374,536)	(2,175,652)	(38,958,705)
Class R6	(23,946,143)	(415,858,872)	(18,888,251)	(340,776,510)
	(58,695,522)	$(997,915,095)	(58,253,840)	$(1,048,981,323)
Net change
Class A	(1,064,081)	$(17,873,228)	(1,036,843)	$(19,273,480)
Class B	(62,732)	(985,560)	(81,383)	(1,361,426)
Class C	(403,889)	(6,275,637)	(249,332)	(4,168,342)
Class I	(8,652,395)	(139,013,699)	(642,826)	(11,166,470)
Class R1	(7,658)	(119,728)	12,300	209,745
Class R2	(10,169)	(190,473)	3,264	68,500
Class R3	(783,842)	(13,677,136)	292,470	4,777,961
Class R4	(225,945)	(3,892,497)	(1,059,522)	(18,755,162)
Class R6	(4,141,580)	(79,011,882)	2,158,447	38,120,776
	(15,352,291)	$(261,039,840)	(603,425)	$(11,547,898)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund,  the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund was closed to new investors subject to certain exceptions. Effective September 29, 2023, purchases of the fund's Class R1 and Class R2 shares were closed to new eligible investors.
35

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2024, the fund’s commitment fee and interest expense were $18,391 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$38,401,851	$797,125,409	$769,148,176	$(4,413)	$(2,476)	$66,372,195
Zumiez, Inc.	26,905,447	1,247,423	1,157,740	(1,282,046)	(5,240,177)	20,472,907
	$65,307,298	$798,372,832	$770,305,916	$(1,286,459)	$(5,242,653)	$86,845,102

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,340,710	$—
Zumiez, Inc.	—	—
	$3,340,710	$—
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 29, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 12, 2024
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 68)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
William T. Allen(k) (age 57)	Deputy Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Brian Balasco(k) (age 46)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(k) (age 47)	Assistant Treasurer	April 2024	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 57)	Deputy Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 51)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 45)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer and of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee
41

Trustees and Officers - continued
shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen
42

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2024 income tax forms in January 2025. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $142,855,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 58.14% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
43

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. David L. DiLorenzo (Principal Executive Officer) and James O. Yost (Principal Financial Officer) were the two persons covered by the Code prior to April 1, 2024. Beginning April 1, 2024, David L. DiLorenzo (Principal Executive Officer) and Kasey L. Phillips (Principal Financial Officer) are the two persons covered by the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & ToucheLLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst& Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant(each a "Fund" and collectively the "Funds"). The tables below set forth theaudit fees billed to each Fund as wellas fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts FinancialServices Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related

Entities").

For the fiscalyears ended February 29, 2024 and February 28, 2023, respectively, audit fees billed to each Fund by Deloitteand E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2024	2023
MFS Government Securities Fund	66,791	64,436

Fees billed by E&Y:		Audit Fees
	2024	2023
MFS Diversified Income Fund	71,516	68,993
MFS New Discovery Value Fund	56,353	54,371
Total	127,869	123,364

For the fiscalyears ended February 29, 2024 and February 28, 2023, respectively, fees billed by Deloitte and E&Y for audit-related,

tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023
To MFS Government	0	0	0	0	0	0
Securities Fund

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023
To MFS and MFS Related
Entities of MFS Government	0	0	0	0	0	3,790
Securities Fund*

Fees billed by Deloitte:			Aggregate fees for non-audit services
			2024		2023
To MFS Government Securities Fund, MFS			0		3,790
and MFS Related Entities#

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2024	2023	2024	2023	2024	2023
To MFS Diversified Income	0	0	636	632	0	0
Fund
To MFS New Discovery	0	0	636	632	0	0
Value Fund
Total fees billed by E&Y	0	0	1,272	1,264	0	0
To above Funds

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2024	2023	2024	2023	2024	2023
To MFS and MFS Related
Entities of MFS Diversified	0	0	0	0	3,600	3,165
Income Fund*

To MFS and MFS Related
Entities of MFS New	0	0	0	0	3,600	3,165
Discovery Value Fund*

Fees billed by E&Y:			Aggregate fees for non-audit services
			2024		2023
To MFS Diversified Income Fund, MFS and			258,986		143,797
MFS Related Entities#
To MFS New Discovery Value Fund, MFS			258,986		143,797
and MFS Related Entities#

*This amountreflects thefees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financialreporting of the Funds (portions of which services also related to the operations and financialreporting of other funds within the MFS Funds complex).

# This amountreflects the aggregatefees billed by Deloitteor E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performanceof theaudit or review of financialstatements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2The fees included under "Tax Fees"are fees associated with tax compliance, tax adviceand tax planning, including services relating to the filing or amendmentof federal, state or localincome tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3The fees included under "AllOther Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4The fees included under "AllOther Fees" are fees for products and services provided by E&Y other than thosereported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approvalby theAudit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financialreporting of the Registrant. Pre-approval is currently on an engagement-by-

engagement basis. In the event pre-approvalof such services is necessary between regular meetings of the Audit Committee and it is not practicalto wait to seek pre-approvalat thenext regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided thatthe Chair may not pre-approve any individualengagementfor such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of theAudit Committee. Any engagement pre-approved by the Chair between regular meetings of theAudit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to theoperations and financialreporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committeeapprovalafter the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committeehas considered whether theprovision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities thatwere not pre-approved by the Committee(becausesuch services did not relate directly to the operations and financialreporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: April 12, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: April 12, 2024

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer) Date: April 12, 2024

* Print name and title of each signing officer under his or her signature.